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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10223

ING Senior Income Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange
Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2011

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

February 28, 2011

ING Senior Income Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

ING Senior Income Fund

ANNUAL REPORT

February 28, 2011

Table of Contents

Portfolio Managers' Report	2

Report of Independent Registered Public Accounting Firm	7

Statement of Assets and Liabilities	8

Statement of Operations	10

Statements of Changes in Net Assets	11

Statement of Cash Flows	12

Financial Highlights	13

Notes to Financial Statements	15

Portfolio of Investments	25

Additional Information	54

Tax Information	55

Trustee and Officer Information	56

Advisory Contract Approval Discussion	61

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ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

ING Senior Income Fund (the "Fund") is a continuously offered, diversified, closed-end management investment company that seeks to provide investors with a high level of monthly income. The Fund seeks to achieve this objective by investing under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in U.S. dollar denominated floating rate secured senior loans.

PORTFOLIO CHARACTERISTICS AS OF FEBRUARY 28, 2011
Net Assets	$809,913,902
Total Assets	$1,085,984,962
Assets Invested in Senior Loans	$1,012,942,189
Senior Loans Represented	501
Average Amount Outstanding per Loan	$2,021,841
Industries Represented	37
Average Loan Amount per Industry	$27,376,816
Portfolio Turnover Rate (YTD)	64%
Weighted Average Days to Interest Rate Reset	39
Average Loan Final Maturity	51 months
Total Leverage as a Percentage of Total Assets	16.85%

PERFORMANCE SUMMARY

During the year ended February 28, 2011, the Fund's Class A shares distributed total dividends of $0.61, including $0.04 per share of return of capital, resulting in an average annualized distribution rate(1) of 4.37%. The Fund's Class I and W shares each distributed total dividends of $0.64, including $0.04 per share of return of capital, resulting in an average annualized distribution rate(1) of 4.63% and 4.61%, respectively. During the same period, the Fund's Class B and Class C shares each distributed total dividends of $0.55, including $0.04 per share of return of capital, resulting in an average annualized distribution rate(1) of 3.89% and 3.88%, respectively.

The Fund's total return for the year ended February 28, 2011, excluding sales charges, for Class A, Class B, Class C, Class I and Class W was 11.52%, 10.92%, 10.99%, 12.05% and 11.75%, respectively. For the same period, the S&P/LSTA Leveraged Loan Index (the "Index")(2) had a gross return of 10.24%.

MARKET AND PORTFOLIO UPDATE

Broadly speaking, the senior loan market performed quite well during the Fund's fiscal year. Underlying returns were buoyed by a sustained albeit slow-moving economic recovery, robust corporate earnings, and strong inflows into the loan asset class. In addition, the supply of new loans, while up substantially from the modest pace seen in fiscal 2010, did not materially add to

(1)  The distribution rate is calculated by annualizing dividends declared during the period and dividing the resulting annualized dividend by the Fund's average month-end net asset value. The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

(2)  The Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications and Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

TOP TEN SENIOR LOAN ISSUERS AS OF FEBRUARY 28, 2011 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
CHS/Community Health Systems, Inc.	2.8%	3.7%
PBL Media Finance Pty., Ltd.	2.2%	2.9%
Univision Communications, Inc.	2.1%	2.8%
First Data Corporation	1.9%	2.5%
Texas Competitive Electric Holdings Company, LLC	1.8%	2.4%
Charter Communications Operating, LLC	1.2%	1.7%
HCA, Inc.	1.2%	1.6%
Harrahs Operating Company, Inc.	1.2%	1.6%
Ford Motor Company	1.2%	1.6%
Cequel Communications, LLC	1.1%	1.4%

Subject to change daily.

the overall stock of outstanding loans in the secondary market due to ongoing refinancing activity and bond-for-loan takeouts. As a result, the supply of and demand for loans remained strong during the year. Credit fundamentals, as reflected by virtually every measure, particularly trailing default rates, improved noticeably compared to the initial stages of 2010. Despite all these positives, we continue to closely watch developments in other segments of the capital markets, in particular, the market for European government debt. The ongoing uncertainty over the financial health and path of several major European Union members continues to — at times — rattle credit markets. Although the direct impact on loan returns has been negligible, the indirect impact has been significant over the course of the last year, as evidenced by a negative total return for the Index during May and June. The positive news is that as time passes and unexpected developments are absorbed, fears of a contagion effect, while not gone, appear to be diminishing.

On a NAV basis, all the Fund's share classes outperformed the Index for the Fund's fiscal year ended February 28, 2011. Favorable results were driven by generally positive issuer selection: three of the top five Index contributors were in the Fund's top ten holdings; the Fund held none of the worst five Index detractors. Also, the Fund continued to avoid the majority of issuers that defaulted during the fiscal year. The Fund had three defaults during the reporting period, whereas the Index had 14. The Fund's allocation to European loans also contributed to relative performance, particularly during the second half of the fiscal year. This allocation ended the fiscal year at approximately 13% of the overall portfolio. Presenting a moderate drag on relative results during the fiscal year was a continued underweight to the riskiest part of the loan market — those issuers rated "CCC" and below by Standard & Poor's, as well as a number of large loans originated prior to the global credit crisis. Both of these sub-segments, which continue to have lower price points than the overall Index, outperformed during the year as investors embraced risk in search for yield. The Fund also continued to benefit from the moderate use of leverage for investment purposes during the period.

TOP TEN INDUSTRY SECTORS AS OF FEBRUARY 28, 2011 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Healthcare, Education and Childcare	12.4%	16.6%
Printing & Publishing	7.6%	10.2%
Data and Internet Services	6.5%	8.8%
Retail Stores	6.0%	8.1%
North American Cable	4.8%	6.4%
Chemicals, Plastics & Rubber	4.7%	6.3%
Containers, Packaging & Glass	4.2%	5.6%
Radio and TV Broadcasting	4.2%	5.6%
Utilities	3.6%	4.9%
Personal, Food & Miscellaneous	3.6%	4.8%

Subject to change daily.

OUTLOOK

We continue to like the case for floating rate secured loans in today's market environment. Although most higher-quality below investment grade loans now trade very close to par value, yields continue to look

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

Ratings Distribution as of February 28, 2011
Baa	2.2%
Ba	41.8%
B	42.5%
Caa and below	2.9%
Not rated*	10.6%

Ratings distribution shows the percentage of the Fund's loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody's Investors Service, Inc. Ratings distribution is based on Moody's senior secured facility ratings. Moody's ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody's are considered to be below investment grade. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

*  Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

reasonably attractive, particularly in light of future credit risk. Senior loans, given their ultra-short duration profile, represent one of the few mainstream asset classes that provide investors both a form of principal stability and increasing yields when interest rates do begin to rise. At this point, we believe near-term downside risks appears limited, based on both credit fundamentals and market technical factors, although the risk always remains that an exogenous event may shock the financial system and dampen investor appetite for riskier asset classes. As always, we continue to seek to actively manage these risks by way of our long-standing focus on traditional secured bank loans and an investment process that centers on rigorous credit research and underwriting and proactive ongoing portfolio monitoring.

Jeffrey A. Bakalar Senior Vice President Senior Portfolio Manager ING Investment Management Co.	Daniel A. Norman Senior Vice President Senior Portfolio Manager ING Investment Management Co.

ING Senior Income Fund
April 1, 2011

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Net Returns for the Periods Ended February 28, 2011
	1 Year	3 Years	5 Years	Since Inception of Class A, B and C April 2, 2001	Since Inception of Class I and W April 15, 2008
Including Sales Charge:
Class A(1)	8.76%	5.58%	2.74%	4.44%	—
Class B(2)	7.92%	5.37%	2.59%	3.90%	—
Class C(3)	9.99%	5.96%	2.74%	3.91%	—
Class I	12.05%	—	—	—	6.39%
Class W	11.75%	—	—	—	6.46%
Excluding Sales Charge:
Class A	11.52%	6.48%	3.27%	4.44%	—
Class B	10.92%	5.97%	2.75%	3.90%	—
Class C	10.99%	5.96%	2.74%	3.91%	—
Class I	12.05%	—	—	—	6.39%
Class W	11.75%	—	—	—	6.46%
S&P/LSTA Leveraged Loan Index(4)	10.24%	8.73%	5.45%	5.30%	9.03%

Total net returns reflect that ING Investments, LLC (the Fund's "Investment Adviser") may have waived, reimbursed or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's future performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month-end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Return calculations for the period beginning April 2, 2001 through June 30, 2002, reflect no deduction of a front-end sales charge. Return calculations for the period beginning July 1, 2002 through October 10, 2004, reflect deduction of the maximum Class A sales charge of 4.75%. Return calculations with a starting date after October 11, 2004 are based on a 2.50% sales charge. There is no front-end sales charge if you purchase Class A common shares in an amount of $1 million or more. However, the shares will be subject to a 1.00% Early Withdrawal Charge ("EWC") if they are repurchased by the Fund within one year of purchase.

(2)  Class B maximum EWC is 3% in the first year, declining to 1% in the fifth year and eliminated thereafter.

(3)  Class C maximum EWC is 1% for the first year.

(4)  Source: S&P/Loan Syndications and Trading Association. The S&P/LSTA Leveraged Loan Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the LSTA conceived the LLI to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index. Since inception performance for the index is shown from April 1, 2001 for Class A, B, and C common shares. Since inception performance for the index is shown from May 1, 2008 for Class I and Class W common shares.

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

YIELDS AND DISTRIBUTION RATES
	30-Day SEC Yields(1)
	Class A	Class B	Class C	Class I	Class W
February 28, 2011	5.09%	4.69%	4.69%	5.50%	5.49%
February 28, 2010	3.32%	2.98%	2.97%	4.00%	3.61%
	Average Annualized Distribution Rates(2)
	Class A	Class B	Class C	Class I	Class W
February 28, 2011	4.37%	3.88%	3.88%	4.62%	4.61%
February 28, 2010	4.42%	3.94%	3.93%	4.44%	4.42%

(1)  Yield is calculated by dividing the Fund's net investment income per share for the most recent thirty days by the net asset value. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Fund's yield consistent with the Securities Exchange Commission standardized yield formula for open-end investment companies.

(2)  Distribution Rates are calculated by annualizing dividends declared during the period (i.e., by dividing the monthly dividend amount by the number of days in the month and multiplying by the number of days in the fiscal year) and then dividing the resulting annualized dividend by the month-ending NAV.

Risk is inherent in all investing. The following are the principal risks associated with investing in the Fund. This is not, and is not intended to be, a description of all risks of investing in the Fund. A more detailed description of the risks of investing in the Fund is contained in the Fund's current prospectus.

Credit Risk: The Fund invests a substantial portion of its assets in below investment grade senior loans and other below investment grade assets. Below investment grade loans involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Fund's common shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the value of the Fund's NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on the Fund's common shares. If short-term market interest rates fall, the yield on the Fund will also fall. To the extent that the credit spreads on loans in the Fund experience a general decline, the yield on the Fund will fall and the value of the Fund's assets may decrease, which will cause the Fund's value to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund's portfolio, the impact of rising rates will be delayed to the extent of such lag.

Leverage Risk: The Fund's use of leverage through borrowings or the issuance of preferred shares can adversely affect the yield on the Fund's Common Shares. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. The Fund also faces the risk that it might have to sell assets at relatively less advantageous times if it were forced to de-leverage if a source of leverage becomes unavailable.

Liquidity Risk: The Fund does not repurchase its shares on a daily basis and no market for the Fund's Common Shares is expected to exist. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers of not more than 10% of its outstanding Common Shares. If more than the respective monthly repurchase offer of Common Shares are tendered, investors may not be able to completely liquidate their holdings in any one month. Shareholders also will not have liquidity between these monthly repurchase dates.

ING Senior Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Senior Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Senior Income Fund, as of February 28, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights from April 2, 2001 (commencement of operations) through February 28, 2002 and for each of the years in the nine-year period ended February 28, 2011. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Senior Income Fund as of February 28, 2011, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 28, 2011

ING Senior Income Fund

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2011

ASSETS:
Investments in securities at value (Cost $1,042,111,854)	$1,042,348,159
Cash	8,800,469
Foreign currencies at value (Cost $6,155,698)	6,155,698
Receivables:
Investment securities sold	22,166,722
Fund shares sold	2,565,470
Dividends and interest	3,851,568
Other	6,741
Unrealized appreciation on unfunded commitments	69,288
Prepaid expenses	20,847
Total assets	1,085,984,962
LIABILITIES:
Payable for investment securities purchased	87,834,553
Notes payable	183,000,000
Accrued interest payable	160,318
Deferred arrangement fees on senior loans	63,871
Payable to affiliates	1,011,363
Income distribution payable	1,433,479
Unrealized depreciation on foreign currency contracts	1,882,520
Accrued trustees fees	5,364
Other accrued expenses and liabilities	679,592
Total liabilities	276,071,060
NET ASSETS	$809,913,902
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,071,517,367
Distributions in excess of net investment income	(1,191,010)
Accumulated net realized loss	(258,925,391)
Net unrealized depreciation	(1,487,064)
NET ASSETS	$809,913,902

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2011 (continued)

Class A:
Net assets	$400,326,554
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	29,876,252
Net asset value and redemption price per share	$13.40
Maximum offering price per share (2.50%)(1)	$13.74
Class B:
Net assets	$24,292,633
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	1,817,635
Net asset value and redemption price per share(2)	$13.36
Class C:
Net assets	$354,965,061
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	26,522,369
Net asset value and redemption price per share(2)	$13.38
Class I:
Net assets	$3,976,849
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	297,480
Net asset value and redemption price per share	$13.37
Class W:
Net assets	$26,352,805
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	1,965,969
Net asset value and redemption price per share	$13.40

(1)  Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENT OF OPERATIONS for the Year Ended February 28, 2011

INVESTMENT INCOME:
Amendment fees earned	$779,080
Dividends	92,761
Interest	49,643,349
Other	1,284,336
Total investment income	51,799,526
EXPENSES:
Investment management fees	7,955,888
Administration fees	994,486
Distribution and service fees:
Class A	1,023,551
Class B	293,119
Class C	2,738,918
Transfer agent fees:
Class A	272,828
Class B	19,623
Class C	244,015
Class I	2,711
Class W	18,665
Interest expense	3,394,995
Custodian fees	513,060
Professional fees	235,404
Trustees' fees	15,601
Registration fees	82,157
Shareholder reporting expense	132,289
Miscellaneous expense	48,249
Total expenses	17,985,559
Less:
Net waived and recouped fees	16,151
Net expenses	18,001,710
Net investment income	33,797,816
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
Investments	(15,875,360)
Foreign forward currency contracts	(1,209,199)
Foreign currency related transactions	(2,727,360)
Net realized loss	(19,811,919)
Net change in unrealized appreciation or depreciation on:
Investments	74,582,406
Foreign forward currency contracts	(3,393,458)
Foreign currency related transactions	136,563
Unfunded commitments	1,617,223
Net change in unrealized appreciation or depreciation	72,942,734
Net realized and unrealized gain	53,130,815
Increase in net assets resulting from operations	$86,928,631

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2011	Year Ended February 28, 2010
FROM OPERATIONS:
Net investment income	$33,797,816	$34,721,280
Net realized loss	(19,811,919)	(96,000,887)
Net change in unrealized appreciation or depreciation	72,942,734	385,898,535
Increase in net assets resulting from operations	86,928,631	324,618,928
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(18,302,572)	(21,959,705)
Class B	(1,182,478)	(1,969,806)
Class C	(14,560,816)	(18,966,025)
Class I	(191,949)	(3,815)
Class Q(1)	—	(1,488,734)
Class W	(1,304,994)	(1,083,944)
Return of capital:
Class A	(1,180,820)	—
Class B	(71,840)	—
Class C	(1,048,262)	—
Class I	(11,758)	—
Class Q(1)	—	—
Class W	(77,702)	—
Decrease in net assets from distributions to shareholders	(37,933,191)	(45,472,029)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	127,537,575	192,518,855
Reinvestment of distributions	19,868,909	24,751,974
	147,406,484	217,270,829
Cost of shares repurchased	(292,711,539)	(210,384,839)
Net increase (decrease) in net assets resulting from capital share transactions	(145,305,055)	6,885,990
Net increase (decrease) in net assets	(96,309,615)	286,032,889
NET ASSETS:
Beginning of year	906,223,517	620,190,628
End of year	$809,913,902	$906,223,517
Undistributed (distributions in excess of) net investment income at end of year	$(1,191,010)	$3,772,358

(1)  Effective November 23, 2009, Class Q shares of the Fund were converted into Class A shares.

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENT OF CASH FLOWS for the Year Ended February 28, 2011

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Interest received	$40,722,815
Dividends received	92,761
Arrangement fees paid	(177,747)
Other income received	2,071,865
Interest paid	(3,234,677)
Other operating expenses paid	(14,742,544)
Purchases of securities	(583,399,231)
Proceeds on sale of securities	670,597,361
Net cash provided by operating activities	111,930,603
Cash Flows From Financing Activities:
Distributions paid to shareholders	(17,942,393)
Proceeds from shares sold	128,017,934
Disbursements for shares repurchased	(292,711,539)
Net increase in notes payable	75,000,000
Net cash flows used in financing activities	(107,635,998)
Net increase in cash	4,294,605
Cash at beginning of year	4,505,864
Cash at end of year	$8,800,469
Reconciliation of Net Increase in Net Assets Resulting From Operations To Net Cash provided by Operating Activities:
Net increase in net assets resulting from operations	$86,928,631
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation or depreciation on investments	(74,582,406)
Change in unrealized appreciation or depreciation on forward currency contracts	3,393,458
Change in unrealized appreciation or depreciation on unfunded commitments	(1,617,223)
Change in unrealized appreciation or depreciation on other assets and liabilities	(136,563)
Accretion of discounts on investments	(9,560,898)
Net amortization of premiums on investments	223,376
Net realized gain on sale of investments, forward foreign currency contracts and foreign currency related transactions	19,811,919
Purchases of securities	(583,399,231)
Proceeds from disposition of securities	670,597,361
Decrease in other assets	8,449
Decrease in interest receivable	416,988
Increase in reimbursement due from manager	(26,033)
Decrease in prepaid expenses	6,170
Decrease in deferred arrangement fees on senior loans	(177,747)
Increase in accrued interest payable	160,318
Decrease in payable to affiliates	(22,422)
Decrease in accrued trustees fees	(10,479)
Decrease in accrued expenses	(83,065)
Total adjustments	25,001,972
Net cash provided by operating activities	$111,930,603
Non Cash Financing Activities
Receivable for shares sold	$2,565,470
Reinvestment of distributions	$19,868,909

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Per Share Operating Performance
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains on investments	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Total Investment Return(1)
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)
Class A
02-28-11	12.60	0.52		0.89	1.41	(0.57)	—	(0.04)	(0.61)	13.40	11.52
02-28-10	8.74	0.50	*	4.01	4.51	(0.65)	—	—	(0.65)	12.60	52.65
02-28-09	13.21	0.77		(4.47)	(3.70)	(0.77)	—	—	(0.77)	8.74	(29.08	)(a)
02-29-08	15.57	1.04		(2.35)	(1.31)	(0.95)	(0.03)	(0.07)	(1.05)	13.21	(8.94)
02-28-07	15.56	1.01		0.02	1.03	(1.02)	—	—	(1.02)	15.57	6.84
02-28-06	15.59	0.78		(0.03)	0.75	(0.78)	—	—	(0.78)	15.56	4.96
02-28-05	15.47	0.55		0.18	0.73	(0.56)	(0.05)	—	(0.61)	15.59	4.80
02-29-04	14.83	0.61		0.69	1.30	(0.64)	(0.02)	—	(0.66)	15.47	8.93
02-28-03	14.92	0.69		(0.09)	0.60	(0.69)	—	—	(0.69)	14.83	4.15
04-02-01(4)-02-28-02	15.00	0.81		(0.09)	0.72	(0.80)	—	—	(0.80)	14.92	4.92
Class B
02-28-11	12.57	0.43		0.91	1.34	(0.51)	—	(0.04)	(0.55)	13.36	10.92
02-28-10	8.71	0.45	*	4.00	4.45	(0.59)	—	—	(0.59)	12.57	52.11
02-28-09	13.17	0.70		(4.45)	(3.75)	(0.71)	—	—	(0.71)	8.71	(29.47	)(a)
02-29-08	15.53	0.96		(2.34)	(1.38)	(0.94)	(0.03)	(0.01)	(0.98)	13.17	(9.43)
02-28-07	15.53	0.92		0.02	0.94	(0.94)	—	—	(0.94)	15.53	6.26
02-28-06	15.57	0.70		(0.04)	0.66	(0.70)	—	—	(0.70)	15.53	4.37
02-28-05	15.45	0.47	*	0.18	0.65	(0.48)	(0.05)	—	(0.53)	15.57	4.28
02-29-04	14.82	0.53		0.69	1.22	(0.57)	(0.02)	—	(0.59)	15.45	8.33
02-28-03	14.92	0.62		(0.10)	0.52	(0.62)	—	—	(0.62)	14.82	3.57
04-02-01(4)-02-28-02	15.00	0.75		(0.10)	0.65	(0.73)	—	—	(0.73)	14.92	4.45
Class C
02-28-11	12.58	0.48		0.87	1.35	(0.51)	—	(0.04)	(0.55)	13.38	10.99
02-28-10	8.73	0.45	*	3.99	4.44	(0.59)	—	—	(0.59)	12.58	51.87
02-28-09	13.19	0.71		(4.46)	(3.75)	(0.71)	—	—	(0.71)	8.73	(29.42	)(a)
02-29-08	15.55	0.96		(2.34)	(1.38)	(0.88)	(0.03)	(0.07)	(0.98)	13.19	(9.42)
02-28-07	15.55	0.93		0.01	0.94	(0.94)	—	—	(0.94)	15.55	6.25
02-28-06	15.58	0.70		(0.03)	0.67	(0.70)	—	—	(0.70)	15.55	4.44
02-28-05	15.46	0.47		0.18	0.65	(0.48)	(0.05)	—	(0.53)	15.58	4.28
02-29-04	14.82	0.53		0.70	1.23	(0.57)	(0.02)	—	(0.59)	15.46	8.40
02-28-03	14.92	0.62		(0.10)	0.52	(0.62)	—	—	(0.62)	14.82	3.57
04-02-01(4)-02-28-02	15.00	0.75		(0.10)	0.65	(0.73)	—	—	(0.73)	14.92	4.45
Class I
02-28-11	12.54	0.63		0.84	1.47	(0.60)	—	(0.04)	(0.64)	13.37	12.05
02-28-10	8.67	0.51	*	4.01	4.52	(0.65)	—	—	(0.65)	12.54	53.19
04-15-08(4)-02-28-09	13.24	0.66		(4.61)	(3.95)	(0.62)	—	—	(0.62)	8.67	(30.38	)(a)
Class W
02-28-11	12.60	0.57		0.87	1.44	(0.60)	—	(0.04)	(0.64)	13.40	11.75
02-28-10	8.71	0.52	*	4.02	4.54	(0.65)	—	—	(0.65)	12.60	53.18
04-15-08(4)-02-28-09	13.24	0.65		(4.56)	(3.91)	(0.62)	—	—	(0.62)	8.71	(30.07	)(a)

	Ratios to average net assets after reimbursement/ recoupment			Ratios to average net assets before reimbursement/ recoupment						Supplemental data
	Expenses (before interest and other fees related to revolving credit facility)(2)(3)	Expenses (with interest and other fees related to revolving credit facility)(2)(3)	Net investment income (loss)(2)(3)	Expenses (before interest and other fees related to revolving credit facility)(3)		Expenses (with interest and other fees related to revolving credit facility)(3)		Net investment income (loss)(3)		Net assets, end of year or period	Portfolio Turnover
Year or period ended	(%)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
Class A
02-28-11	1.52	1.93	4.27	1.51		1.92		4.28		400,327	64
02-28-10	1.46	1.82	4.44	1.61	(5)	1.97	(5)	4.29	(5)	455,482	39
02-28-09	1.61	2.81	6.52	1.71		2.91		6.42		278,225	10
02-29-08	1.53	2.81	6.85	1.53		2.81		6.85		595,017	56
02-28-07	1.50	2.56	6.42	1.48		2.54		6.44		998,140	57
02-28-06	1.50	2.20	4.98	1.48		2.18		5.00		918,621	82
02-28-05	1.34	1.45	6.49	1.35		1.46		3.48		736,740	82
02-29-04	1.36	1.43	3.84	1.46		1.53		3.74		172,975	72
02-28-03	1.42	1.63	4.88	1.57		1.78		4.73		11,106	60
04-02-01(4)-02-28-02	1.47	1.73	5.58	1.82		2.07		5.26		2,411	65
Class B
02-28-11	2.02	2.42	3.75	2.26		2.66		3.51		24,293	64
02-28-10	1.96	2.32	4.04	2.36	(5)	2.72	(5)	3.64	(5)	34,655	39
02-28-09	2.11	3.31	6.02	2.46		3.66		5.67		32,838	10
02-29-08	2.04	3.35	6.36	2.29		3.60		6.11		75,885	56
02-28-07	2.00	3.06	5.91	2.23		3.29		5.68		111,749	57
02-28-06	1.99	2.69	4.45	1.97		2.67		4.47		120,254	82
02-28-05	1.87	1.94	2.93	2.13		2.19		2.67		125,200	82
02-29-04	1.87	1.97	3.47	2.22		2.31		3.13		62,852	72
02-28-03	1.91	2.09	4.12	2.31		2.49		3.72		17,648	60
04-02-01(4)-02-28-02	1.96	2.23	5.19	2.29		2.54		4.89		12,776	65
Class C
02-28-11	2.02	2.43	3.78	2.01		2.42		3.79		354,965	64
02-28-10	1.96	2.32	3.98	2.11	(5)	2.47	(5)	3.83	(5)	388,111	39
02-28-09	2.11	3.31	6.02	2.21		3.41		5.92		280,599	10
02-29-08	2.04	3.35	6.35	2.04		3.35		6.35		625,516	56
02-28-07	2.00	3.06	5.92	1.98		3.04		5.93		927,950	57
02-28-06	1.99	2.69	4.46	1.97		2.67		4.48		923,549	82
02-28-05	1.83	1.94	2.88	1.83		1.95		2.87		830,584	82
02-29-04	1.86	1.94	3.38	1.96		2.04		3.28		275,849	72
02-28-03	1.91	2.09	4.19	2.06		2.24		4.04		32,647	60
04-02-01(4)-02-28-02	1.96	2.23	5.20	2.29		2.54		4.89		19,391	65
Class I
02-28-11	1.27	1.68	4.71	1.26		1.67		4.72		3,977	64
02-28-10	1.21	1.57	4.42	1.36	(5)	1.72	(5)	4.27	(5)	26	39
04-15-08(4)-02-28-09	1.26	2.46	6.87	1.36		2.56		6.77		2	10
Class W
02-28-11	1.27	1.68	4.52	1.26		1.67		4.53		26,353	64
02-28-10	1.21	1.57	4.47	1.36	(5)	1.72	(5)	4.32	(5)	27,950	39
04-15-08(4)-02-28-09	1.21	2.56	8.25	1.31		2.66		8.15		4,202	10

(1)  Total investment return has been calculated assuming a purchase at the beginning of each period and a sale at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, on the dividend/distribution date. Total investment return does not include sales load.

(2)  The Investment Adviser has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Adviser within three years to the following: Class A – 0.90% of Managed Assets plus 0.45% of average daily net assets; Class B – 0.90% of Managed Assets plus 1.20% of average daily net assets; Class C – 0.90% of Managed Assets plus 0.95% of average daily net assets; Class I – 0.90% of Managed Assets plus 0.20% of average daily net assets; and Class W – 0.90% of Managed Assets plus 0.20% of average daily net assets.

(3)  Annualized for periods less than one year.

(4)  Commencement of operations.

(5)  Includes excise tax fully reimbursed by the Investment Advisor.

*  Calculated using average amount of shares outstanding throughout the period.

•  Amount is less than $0.005 or more than $(0.005).

(a)  There was no impact on total return due to payments by affiliates.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Supplemental data
	Borrowings at end of year or period	Asset coverage per $1,000 of debt	Average borrowings(1)	Shares outstanding at end of year or period
Year or period ended	($000's)	($)	($000's)	(000's)
Class A
02-28-11	183,000	5,430	158,805	29,876
02-28-10	108,000	9,390	94,368	36,155
02-28-09	152,000	5,080	288,762	31,849
02-29-08	544,000	3,484	426,164	45,039
02-28-07	237,000	10,171	404,137	64,122
02-28-06	389,000	6,519	325,044	59,029
02-28-05	163,000	1,251	34,767	47,252
02-29-04	—	—	20,771	11,180
02-28-03	47,000	689	17,655	749
04-02-01(2)-02-28-02	8,000	3,220	19,797	162
Class B
02-28-11	183,000	5,430	158,805	1,818
02-28-10	108,000	9,390	94,368	2,758
02-28-09	152,000	5,080	288,762	3,768
02-29-08	544,000	3,484	426,164	5,760
02-28-07	237,000	10,171	404,137	7,195
02-28-06	389,000	6,519	325,044	7,742
02-28-05	163,000	1,251	34,767	8,043
02-29-04	—	—	20,771	4,068
02-28-03	47,000	689	17,655	1,191
04-02-01(2)-02-28-02	8,000	3,220	19,797	856
Class C
02-28-11	183,000	5,430	158,805	26,522
02-28-10	108,000	9,390	94,368	30,843
02-28-09	152,000	5,080	288,762	32,152
02-29-08	544,000	3,484	426,164	47,406
02-28-07	237,000	10,171	404,137	59,679
02-28-06	389,000	6,519	325,044	59,402
02-28-05	163,000	1,251	34,767	53,316
02-29-04	—	—	20,771	17,841
02-28-03	47,000	689	17,655	2,202
04-02-01(2)-02-28-02	8,000	3,220	19,797	1,300
Class I
02-28-11	183,000	5,430	158,805	297
02-28-10	108,000	9,390	94,368	2
04-15-08(2)-02-28-09	152,000	5,080	288,762	0 *
Class W
02-28-11	183,000	5,430	158,805	1,966
02-28-10	108,000	9,390	94,368	2,219
04-15-08(2)-02-28-09	152,000	5,080	288,762	482

(1)  Based on the active days of borrowing.

(2)  Commencement of operations.

*  Amount is less than 500.

See Accompanying Notes to Financial Statements

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011

NOTE 1 — ORGANIZATION

ING Senior Income Fund (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as a continuously-offered, diversified, closed-end, management investment company. The Fund invests at least 80% of its net assets plus the amount of any borrowings, for investment purposes, in U.S. dollar denominated, floating rate secured senior loans, which generally are not registered under the Securities Act of 1933 as amended (the "'33 Act"), and contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates. Effective April 2, 2001, the Fund commenced the offering of Class A, Class B and Class C shares to the public. Effective April 15, 2008, the Fund commenced the offering of Class I and Class W shares to the public.

The Fund currently has five classes of shares: A, B, C, I and W. Class A shares are subject to a sales charge of up to 2.50%. Class A shares purchased in excess of $1,000,000 are not subject to a sales charge but are subject to an Early Withdrawal Charge ("EWC") of 1% within one year of purchase. Class A shares are issued upon conversion of Class B shares eight years after purchase or through an exchange of Class A shares of certain ING Funds. Class B shares are subject to an EWC of up to 3% over the five-year period after purchase and Class C shares are subject to an EWC of 1% during the first year after purchase.

To maintain a measure of liquidity, the Fund offers to repurchase between 5% and 25% of its outstanding common shares on a monthly basis. This is a fundamental policy that cannot be changed without shareholder approval. The Fund may not repurchase more than 25% of its outstanding common shares in any calendar quarter. Other than these monthly repurchases, no market for the Fund's common shares is expected to exist. The separate classes of shares differ principally in their distribution fees and shareholder servicing fees. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata on the average daily net assets of each class, without distinction between share classes. Differences in the per share dividend rates generally result from differences in separate class expenses, including distribution fees and shareholder servicing fees.

Class B common shares of the Fund are closed to new investment, provided that: (1) Class B common shares of the Fund may be purchased through the reinvestment of dividends issued by the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B common shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex for the Fund's Class B common shares.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A.  Senior Loan and Other Security Valuation. Senior loans held by the Fund are normally valued at the average of the means of one or more bid and asked quotations obtained from a pricing service or other sources determined by the Board of Trustees (the "Board") to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the proxy procedure described above.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. As of February 28, 2011, 99.6% of total loans were valued based on these procedures.

Prices from a pricing service may not be available for all loans and the Investment Adviser may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser that the Investment Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value, as defined by the 1940 Act, as determined in good faith under procedures established by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser and monitored by the Fund's Board through its Compliance Committee.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities other than senior loans for which reliable market value quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, and under procedures established by, the Board of the Fund. Investments in securities of sufficient credit quality, maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates fair value. To the extent the Fund invests in other registered investment companies, the Fund's NAV is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund's investments under these levels of classification is included following the Portfolio of Investments.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the year ended February 28, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the shorter of four years or the actual term of the loan. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund records distributions to its shareholders on the ex-dividend date.

D.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

G.  Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

During the year ended February 28, 2011, the Fund had an average quarterly contract amount on forward foreign currency contracts to sell of $126,762,830.

NOTE 3 — INVESTMENTS

For the year ended February 28, 2011, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $640,728,232 and $663,008,737, respectively. At February 28, 2011, the Fund held senior loans valued at $1,012,942,189 representing 97.2% of its total investments. The fair value of these assets is established as set forth in Note 2.

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Warrants and shares of common stock held in the portfolio were acquired in conjunction with loans held by the Fund. Certain of these shares and warrants are restricted and may not be publicly sold

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 3 — INVESTMENTS (continued)

without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after the issuance of the shares or warrants.

Dates of acquisition and cost or assigned basis of restricted securities are as follows:

	Date of Acquisition	Cost or Assigned Basis
Ascend Media (Residual Interest)	01/05/10	$—
Ferretti SPA (Warrants for 0.161% Participation Interest)	09/23/09	—
Gainey Corporation (Residual Interest)	12/31/09	—
Safelite Realty Corporation (30,003 Common Shares)	06/21/01	—
Supermedia, Inc. (42,369 Common Shares)	01/05/10	—
Total Restricted Securities excluding senior loans (fair value $515,163 was 0.06% of net assets at February 28, 2011)		$—

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has entered into an investment management agreement ("Management Agreement") with the Investment Adviser to provide advisory and management services. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Fund's average daily gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund) ("Managed Assets"). The Fund is sub-advised by ING Investment Management Co. ("ING IM"). Under the sub-advisory agreement, ING IM is responsible for managing the assets of the Fund in accordance with its investment objective and policies, subject to oversight by the Investment Adviser. Both ING IM and the Investment Adviser are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep") and affiliates of each other. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate Initial Public Offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations: and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned Initial Public Offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management's attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser's and/or Sub-Adviser's loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser and Sub-Adviser, may potentially be deemed a "change of control" of each entity. A change of control would result

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS (continued)

in the termination of the Fund's advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration

The Fund has also entered into an Administration Agreement with ING Funds Services, LLC (the "Administrator"), an indirect, wholly-owned subsidiary of ING Groep N.V., to provide administrative services. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.10% of the Fund's Managed Assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) (the "Distributor") is compensated by the Fund for expenses incurred in the distribution of the Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees ("Service Fees") paid to securities dealers who executed a distribution agreement with the Distributor. Under the 12b-1 plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class B	Class C
0.25%	1.00%	0.75%

During the year ended February 28, 2011, the Distributor waived 0.25% of the Service Fee on Class B shares only.

NOTE 6 — EXPENSE LIMITATIONS

The Investment Adviser has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage commissions, leverage expenses, other investment-related costs and extraordinary expenses, to the following:

Class A — 0.90% of Managed Assets plus 0.45% of average daily net assets

Class B — 0.90% of Managed Assets plus 1.20% of average daily net assets

Class C — 0.90% of Managed Assets plus 0.95% of average daily net assets

Class I — 0.90% of Managed Assets plus 0.20% of average daily net assets

Class W — 0.90% of Managed Assets plus 0.20% of average daily net assets

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 6 — EXPENSE LIMITATIONS (continued)

As of February 28, 2011, the amount of reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

February 28,
2012	2013	2014	Total
$929,366	$265,211	$0	$1,194,577

NOTE 7 — COMMITMENTS

The Fund has entered into a 364-day revolving credit agreement, collateralized by assets of the Fund, to borrow up to $255 million maturing May 31, 2011. Borrowing rates under this agreement are based on a fixed spread over LIBOR, and a commitment fee is charged on the unused portion. There was $183 million of borrowings outstanding at February 28, 2011. Weighted average interest rate on outstanding borrowings was 1.77%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 16.85% of total assets at February 28, 2011. Prepaid arrangement fees are amortized over the term of the agreement. Average borrowings for the year ended February 28, 2011 were $158,805,479 and the average annualized interest rate was 2.14%.

NOTE 8 — SENIOR LOAN COMMITMENTS

As of February 28, 2011, the Fund had an unfunded loan commitment pursuant to the terms of the following loan agreement:

inVentiv Health, Inc.	$866,667

The unrealized appreciation on this commitment of $69,288 as of February 28, 2011 is reported as such on the Statement of Assets and Liabilities.

NOTE 9 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At February 28, 2011, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Distribution and Service Fees	Total
$641,348	$75,612	$294,403	$1,011,363

The Fund has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 10 — CUSTODIAL AGREEMENT

State Street Bank and Trust Company ("SSB") serves as the Fund's custodian and recordkeeper. Custody fees paid to SSB may be reduced by earnings credits based on the cash balances held by SSB for the Fund. There were no earnings credits for the year ended February 28, 2011.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 11 — SUBORDINATED LOANS AND UNSECURED LOANS

The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Fund may invest up to 20% of its total assets, measured at the time of investment, in subordinated loans, unsecured debt instruments and other investments, as directed by the Prospectus. As of February 28, 2011, the Fund held 0.4% of its total assets in subordinated loans and unsecured loans.

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Reinvestment of distributions	Shares repurchased	Shares converted	Net increase (decrease) in shares outstanding
period ended	#	#	#	#	#
Class A
02-28-11	5,880,562	805,354	(12,964,912)	—	(6,278,996)
02-28-10	9,681,687	1,027,569	(9,817,100)	3,413,671	4,305,827
Class B
02-28-11	41,929	53,014	(1,035,358)	—	(940,415)
02-28-10	77,207	105,042	(1,192,389)	—	(1,010,140)
Class C
02-28-11	2,485,998	597,542	(7,404,016)	—	(4,320,476)
02-28-10	4,422,050	950,610	(6,681,698)	—	(1,309,038)
Class I
02-28-11	883,136	10,589	(598,302)	—	295,423
02-28-10	9,300	5	(7,475)	—	1,830
Class Q(1)
02-28-11	—	—	—	—	—
02-28-10	1,310,259	45,485	(721,879)	(3,434,717)	(2,800,852)
Class W
02-28-11	597,120	87,451	(937,530)	—	(252,959)
02-28-10	2,203,763	56,201	(523,418)	—	1,736,546
Year or	Shares sold	Reinvestment of distributions	Shares repurchased	Shares converted	Net increase (decrease)
period ended	($)	($)	($)	($)	($)
Class A
02-28-11	76,052,741	10,308,427	(165,466,310)	—	(79,105,142)
02-28-10	104,650,346	11,693,792	(107,142,459)	41,338,414	50,540,093
Class B
02-28-11	533,050	675,764	(13,197,317)	—	(11,988,503)
02-28-10	867,284	1,172,684	(13,585,510)	—	(11,545,542)
Class C
02-28-11	32,015,668	7,631,919	(94,531,520)	—	(54,883,933)
02-28-10	48,478,823	10,716,354	(75,143,279)	—	(15,948,102)
Class I
02-28-11	11,253,956	132,879	(7,529,141)	—	3,857,694
02-28-10	95,766	64	(94,479)	—	1,351
Class Q(1)
02-28-11	—	—	—	—	—
02-28-10	14,009,250	495,752	(7,976,964)	(41,338,414)	(34,810,376)
Class W
02-28-11	7,682,160	1,119,920	(11,987,251)	—	(3,185,171)
02-28-10	24,417,386	673,328	(6,442,148)	—	18,648,566

(1)  Effective November 23, 2009, Class Q Shareholders of the Fund were converted to Class A shares of the Fund.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of February 28, 2011:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(3,218,375)	$3,218,375

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 28, 2011		Year Ended February 28, 2010
Ordinary Income	Return of Capital	Ordinary Income
$35,542,809	$2,390,382	$45,472,029

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 28, 2011 were:

Unrealized Depreciation	Post-October Capital Losses Deferred	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
$(696,321)	$(12,298,017)	$(1,640,051)	$(80,562,079)	2017
			(133,167,631)	2018
			(31,805,887)	2019
			$(245,535,597)

The Fund's major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of February 28, 2011, no provision for income tax is required in the Fund's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund's tax year ending February 29, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the fund's pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the "Federal Income Taxes" section of the financial statement notes for the fiscal year ending February 29, 2012.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 14 — SUBSEQUENT EVENTS

DIVIDENDS DECLARED

Subsequent to February 28, 2011, the Fund declared the following dividends:

Class	Per Share Amount	Type	Declaration Date	Record Date	Payable Date
A	$0.04968	NII	Daily	Daily	April 1, 2011
B	$0.04406	NII	Daily	Daily	April 1, 2011
C	$0.04405	NII	Daily	Daily	April 1, 2011
I	$0.05250	NII	Daily	Daily	April 1, 2011
W	$0.05250	NII	Daily	Daily	April 1, 2011

NII — Net Investment Income

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011

Senior Loans*: 125.1%			Bank Loan Ratings† (Unaudited)		Fair
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Aerospace & Defense: 2.3%
		CPI International, Inc.	Ba2	B+
$200,000	(3)	Term Loan, maturing February 09, 2017			$202,000
		Delta Airlines, Inc.	Ba2	BB-
493,750		Term Loan, 8.750%, maturing September 27, 2013			497,894
		Delta Airlines, Inc.	B2	B
7,512,509		Term Loan, 3.514%, maturing April 30, 2014			7,430,083
		Forgings International, Ltd.	NR	NR
473,684		Term Loan, 4.803%, maturing December 18, 2015			458,289
473,684		Term Loan, 5.303%, maturing December 20, 2016			458,289
		Transdigm, Inc.	Ba2	BB-
2,100,000	(3)	Term Loan, maturing February 14, 2017			2,118,157
		Triumph Group, Inc.	Baa3	BB+
796,000		Term Loan, 4.500%, maturing June 16, 2016			800,975
		United Airlines, Inc.	Ba3	BB-
4,328,781		Term Loan, 2.313%, maturing February 03, 2014			4,280,372
		US Airways	B3	B+
3,000,000		Term Loan, 2.762%, maturing March 21, 2014			2,776,071
					19,022,130
Automobile: 4.1%
		Avis Budget Car Rental, LLC	Ba2	BB
2,577,375		Term Loan, 5.750%, maturing April 19, 2014			2,594,855
		Dollar Thrifty Automotive Group, Inc.	B2	B+
2,422,357		Term Loan, 2.762%, maturing June 15, 2013			2,408,228
		Federal-Mogul Corporation	Ba3	B+
1,008,316		Term Loan, 2.198%, maturing December 28, 2015			982,557
1,976,299		Term Loan, 2.198%, maturing December 29, 2014			1,925,811
		Ford Motor Company	Baa3	BB+
7,462,127	(3)	Term Loan, 3.020%, maturing December 16, 2013			7,465,044
5,199,776	(3)	Term Loan, 3.020%, maturing December 16, 2013			5,206,982
		KAR Holdings, Inc.	Ba3	B+
5,359,495		Term Loan, 3.020%, maturing October 18, 2013			5,369,067
		Metaldyne Company, LLC	B1	B+
498,750		Term Loan, 7.750%, maturing October 28, 2016			511,219
		Remy International, Inc.	B1	B+
1,851,510		Term Loan, 6.250%, maturing December 16, 2016			1,870,605

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

				Bank Loan Ratings† (Unaudited)		Fair
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Automobile: (continued)
			Tomkins, Inc.	Ba2	BB
	$3,994,614		Term Loan, 6.250%, maturing September 29, 2016			$4,040,164
			Transtar Holding Company	Ba3	BB-
	718,000		Term Loan, 6.250%, maturing December 21, 2016			732,360
			UCI International, Inc.	Ba3	B
	500,000		Term Loan, 5.500%, maturing July 26, 2017			503,282
						33,610,174
Beverage, Food & Tobacco: 3.3%
			ARAMARK Corporation	Ba3	BB
	1,875,806		Term Loan, 2.178%, maturing January 26, 2014			1,847,669
	750,607		Term Loan, 2.136%, maturing January 27, 2014			751,076
	559,595		Term Loan, 2.178%, maturing January 27, 2014			559,945
	81,204		Term Loan, 3.511%, maturing July 26, 2016			81,610
	1,234,754		Term Loan, 3.553%, maturing July 26, 2016			1,240,928
			Bolthouse Farms, Inc.	B1	B
	956,205		Term Loan, 5.501%, maturing February 11, 2016			964,373
			Darling International, Inc.	Ba2	BB+
	426,450		Term Loan, 5.141%, maturing December 16, 2016			431,514
			Del Monte Corporation	Ba3	B+
	3,000,000	(3)	Term Loan, maturing February 26, 2018			3,023,907
			Iglo Birds Eye	NR	BB-
EUR	2,125,000		Term Loan, 5.612%, maturing April 30, 2016			3,000,181
			Pinnacle Foods Holding Corporation	Ba3	B+
	$7,883,951	(3)	Term Loan, 2.760%, maturing April 02, 2014			7,878,533
			Selecta	NR	NR
SEK	4,375,000	(3)	Term Loan, maturing February 07, 2015			618,690
EUR	666,192	(3)	Term Loan, maturing June 28, 2015			845,981
			United Biscuits Holdco, Ltd.	NR	NR
GBP	2,243,816		Term Loan, 2.869%, maturing December 15, 2014			3,588,966
EUR	536,842		Term Loan, 3.762%, maturing December 15, 2014			732,667
			Windsor Quality Foods Company	B1	BB-
	$1,000,000		Term Loan, 5.750%, maturing February 15, 2017			1,007,500
						26,573,540
Buildings & Real Estate: 1.5%
			Armstrong World Industries, Inc.	B1	BB-
	1,000,000		Term Loan, 5.000%, maturing May 23, 2017			1,014,120

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

			Bank Loan Ratings† (Unaudited)		Fair
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Buildings & Real Estate: (continued)
		Capital Automotive, L.P.	Ba3	B
$2,768,926		Term Loan, 4.750%, maturing December 14, 2012			$2,883,144
		CB Richard Ellis	Ba1	BB
997,500		Term Loan, 3.514%, maturing November 06, 2016			1,000,617
		Contech Construction Products, Inc.	Caa1	B
1,109,502		Term Loan, 5.250%, maturing January 31, 2013			1,002,713
		Custom Building Products, Inc.	B1	B+
991,780		Term Loan, 5.750%, maturing March 19, 2015			1,000,458
		Goodman Global, Inc.	B1	B+
1,695,750		Term Loan, 5.750%, maturing October 28, 2016			1,713,503
		JMC Steel Group	B3	B
2,429,463		Term Loan, 3.553%, maturing December 09, 2013			2,422,512
		Realogy Corporation	B1	B-
1,000,000	(3)	Term Loan, maturing October 10, 2013			963,839
					12,000,906
Cargo Transport: 1.0%
		Baker Tanks, Inc.	B2	B
833,762	(3)	Term Loan, 4.810%, maturing May 08, 2014			834,456
		Ceva Group, PLC	B1	B
2,168,551		Term Loan, 5.262%, maturing August 31, 2016			2,146,866
		Ceva Group, PLC	NR	NR
702,710	(3)	Term Loan, 5.262%, maturing August 31, 2016			699,197
869,298	(3)	Term Loan, 5.303%, maturing August 31, 2016			860,605
		Dockwise Transport, N.V.	NR	NR
394,860		Term Loan, 2.053%, maturing January 11, 2015			384,988
394,860		Term Loan, 2.928%, maturing January 11, 2016			384,988
553,155		Term Loan, 2.053%, maturing April 10, 2015			539,326
466,019		Term Loan, 2.928%, maturing April 10, 2016			454,368
		Inmar, Inc.	B1	B
610,415		Term Loan, 2.510%, maturing April 29, 2013			599,733
		US Shipping Partners, L.P.	B3	B-
1,041,390		Term Loan, 9.200%, maturing August 07, 2013			852,204
					7,756,731
Cellular: 0.2%
		NTELOS, Inc.	Ba3	BB
1,484,990		Term Loan, 6.000%, maturing August 07, 2015			1,496,128
					1,496,128

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

		Bank Loan Ratings† (Unaudited)		Fair
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
Chemicals, Plastics & Rubber: 6.3%
	AZ Chem US, Inc.	B1	B+
$593,617	Term Loan, 6.750%,
	maturing November 21, 2016			$601,161
	Brenntag Holding GmbH & Co. KG	Ba2	BBB-
1,042,648	Term Loan, 3.772%, maturing January 20, 2014			1,050,468
5,313,148	Term Loan, 3.777%, maturing January 20, 2014			5,326,431
	Celanese U.S Holdings, LLC	Ba2	BB+
3,442,334	Term Loan, 0.260%, maturing April 02, 2014			3,457,157
	Chemtura Corporation	Ba1	BB+
765,000	Term Loan, 5.500%, maturing August 27, 2016			772,969
	Cristal Inorganic Chemicals, Inc.	Ba3	BB-
3,260,262	Term Loan, 2.553%, maturing May 15, 2014			3,252,789
	Diversey, Inc.	Ba2	BB-
1,458,456	Term Loan, 5.250%, maturing November 24, 2015			1,462,102
	General Chemical Corporation	B1	B
997,500	Term Loan, 6.751%, maturing October 06, 2015			1,013,709
	Houghton International, Inc.	B1	B
597,427	Term Loan, 6.750%, maturing January 29, 2016			604,895
	Huntsman International, LLC	Ba2	BB-
4,760,155	Term Loan, 2.526%, maturing June 30, 2016			4,778,006
	Ineos US Finance, LLC	B1	B
182,050	Term Loan, 7.001%, maturing December 14, 2012			189,560
1,305,795	Term Loan, 7.501%, maturing December 16, 2013			1,349,866
1,571,770	Term Loan, 8.001%, maturing December 16, 2014			1,624,817
	ISP Chemco, Inc.	Ba3	BB
2,860,573	Term Loan, 1.813%, maturing June 04, 2014			2,847,165
	MacDermid, Inc.	B2	B+
1,745,881	Term Loan, 2.262%, maturing April 12, 2014			1,727,694
	Momentive Specialty Chemicals, Inc.	Ba3	B-
1,710,000	Term Loan, 2.499%, maturing May 05, 2013			1,658,700
3,750,667	Term Loan, 4.063%, maturing May 05, 2015			3,755,354
1,672,840	Term Loan, 4.063%, maturing May 05, 2015			1,674,931
465,923	Term Loan, 4.063%, maturing May 05, 2015			466,494
1,000,000	Term Loan, 4.063%, maturing May 05, 2015			998,125
	Nalco Company	Ba1	BB+
748,125	Term Loan, 4.500%, maturing October 05, 2017			756,853
	Omnova Solutions, Inc.	Ba2	B+
299,250	Term Loan, 5.750%, maturing May 31, 2017			303,552

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

				Bank Loan Ratings† (Unaudited)		Fair
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Chemicals, Plastics & Rubber: (continued)
			Polypore, Inc.	Ba2	BB-
	$3,143,061		Term Loan, 2.270%, maturing July 03, 2014			$3,093,950
			Solutia, Inc.	Ba1	BB+
	1,098,309		Term Loan, 4.500%, maturing March 17, 2017			1,103,458
			Styron, S.A.R.L.	B1	B+
	3,400,000		Term Loan, 6.000%, maturing August 02, 2017			3,439,525
			Taminco	NR	NR
	666,667	(3)	Term Loan, maturing August 31, 2015			656,667
	666,667	(3)	Term Loan, maturing August 31, 2016			656,667
			Univar, Inc.	B2	B
	2,300,000	(3)	Term Loan, maturing July 03, 2017			2,311,859
						50,934,924
Containers, Packaging & Glass: 5.6%
			Berry Plastics Corporation	B1	B
	5,654,549		Term Loan, 2.314%, maturing April 03, 2015			5,514,758
			Bway Holding Corporation	Ba3	B
	2,975,805	(3)	Term Loan, 4.500%, maturing February 17, 2018			2,996,264
	264,201	(3)	Term Loan, 5.001%, maturing February 17, 2018			266,017
			Graham Packaging Company, L.P.	B1	B+
	2,367,260		Term Loan, 6.750%, maturing April 05, 2014			2,390,509
	997,500		Term Loan, 6.000%, maturing September 23, 2016			1,008,989
			Graphic Packaging International, Inc.	Ba3	BB+
	4,095,272		Term Loan, 2.303%, maturing May 16, 2014			4,096,693
			KLEOPATRA LUX 2 S.À. R.L	NR	NR
	6,078,679	(3)	Term Loan, 2.957%, maturing January 03, 2016			5,463,213
			Mivisa Envases SAU	NR	NR
EUR	1,000,000	(3)	Term Loan, maturing January 30, 2018			1,395,829
			Pro Mach, Inc.	B1	B
	$2,292,702		Term Loan, 2.520%, maturing December 14, 2011			2,258,311
			Reynolds Group Holdings, Ltd.	Ba3	BB
EUR	1,000,000		Term Loan, 5.000%, maturing February 26, 2018			1,383,751
	$6,100,000	(3)	Term Loan, 4.250%, maturing February 09, 2018			6,145,751
			Smurfit-Stone Container Corporation	B2	BB+
	3,875,525		Term Loan, 6.750%, maturing July 15, 2016			3,914,280
			Xerium Technologies, Inc.	Ba3	BB-
	115,782		Term Loan, 6.500%, maturing November 25, 2014			116,144
	201,818		Term Loan, 6.500%, maturing November 25, 2014			202,449

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

			Bank Loan Ratings† (Unaudited)		Fair
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Containers, Packaging & Glass: (continued)
$115,325		Term Loan, 6.500%, maturing November 25, 2014			$115,685
86,494		Term Loan, 6.500%, maturing November 25, 2014			86,764
850,064		Term Loan, 6.500%, maturing November 25, 2014			852,720
360,390		Term Loan, 6.500%, maturing November 25, 2014			361,516
		Xerium Technologies, Inc.	B3	B+
6,584,705	(3)	Term Loan, 8.250%, maturing May 25, 2015			6,590,190
					45,159,833
Data and Internet Services: 8.8%
		Activant Solutions, Inc.	B1	B+
2,529,050		Term Loan, 4.813%, maturing February 02, 2016			2,551,179
6,009		Term Loan, 2.813%, maturing May 01, 2013			6,005
416,453		Term Loan, 2.313%, maturing May 02, 2013			416,192
		Aspect Software, Inc.	Ba3	B+
1,240,625		Term Loan, 6.250%, maturing April 19, 2016			1,253,031
		Attachmate Corporation	B1	BB-
1,650,000	(3)	Term Loan, maturing February 24, 2017			1,641,750
		AutoTrader.com, Inc.	Ba3	BB+
2,100,000	(3)	Term Loan, 4.750%, maturing December 11, 2016			2,120,116
		Avaya, Inc.	B1	B
1,661,844	(3)	Term Loan, maturing October 24, 2014			1,615,970
1,482,819	(3)	Term Loan, maturing October 24, 2017			1,456,472
		Carlson Wagonlit Holdings, B.V.	B2	B-
3,659,263		Term Loan, 4.054%, maturing August 04, 2014			3,645,541
		CCC Information Services Group, Inc.	B1	B
500,000		Term Loan, 5.500%, maturing November 11, 2015			506,094
		Dealer Computer Services, Inc.	Ba3	BB-
4,807,418		Term Loan, 5.250%, maturing April 21, 2017			4,848,281
		Fifth Third Processing Solutions	Ba3	BB-
900,000		Term Loan, 5.500%, maturing November 03, 2016			909,225
		First American Payment Systems	B1	B+
1,750,000		Term Loan, 6.750%, maturing October 04, 2016			1,771,875
		First Data Corporation	B1	B+
2,384,595		Term Loan, 3.012%, maturing September 24, 2014			2,263,739
6,698,608		Term Loan, 3.012%, maturing September 24, 2014			6,359,872
12,522,603		Term Loan, 3.012%, maturing September 24, 2014			11,887,871

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

			Bank Loan Ratings† (Unaudited)		Fair
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Data and Internet Services: (continued)
		Information Solutions Company	Ba2	BB+
$621,875		Term Loan, 4.750%, maturing April 12, 2016			$628,482
		Orbitz Worldwide, Inc.	B2	B+
3,545,420		Term Loan, 3.286%, maturing July 25, 2014			3,321,616
		Property Data I, Inc.	Ba3	B+
1,777,778		Term Loan, 7.000%, maturing December 21, 2016			1,782,222
		Sabre, Inc.	B1	B
8,039,321		Term Loan, 2.277%, maturing September 30, 2014			7,556,384
		SAVVIS Communications Corporation	B1	B
1,995,000		Term Loan, 6.750%, maturing August 04, 2016			2,017,133
		Ship US Bidco, Inc.	Ba2	BB
1,400,000	(3)	Term Loan, 6.250%, maturing October 15, 2017			1,414,700
		Sungard Data Systems, Inc.	Ba3	BB
1,440,000		Term Loan, 3.763%, maturing February 26, 2014			1,451,251
2,776,533		Term Loan, 3.933%,
		maturing February 26, 2016			2,789,672
102,618		Term Loan, 2.014%, maturing February 28, 2014			102,333
		Trans Union, LLC	Ba3	BB-
3,420,000		Term Loan, 4.750%, maturing February 12, 2018			3,452,490
		Transfirst Holdings, Inc.	B2	B
1,554,418	(3)	Term Loan, 3.060%, maturing June 15, 2014			1,527,216
		Travelport, Inc.	Ba3	B
158,600		Term Loan, 4.803%, maturing August 21, 2015			154,701
965,000		Term Loan, 4.963%, maturing August 21, 2015			941,277
709,999		Term Loan, 4.963%, maturing August 21, 2015			692,545
					71,085,235
Diversified / Conglomerate Manufacturing: 2.3%
		Brand Services, Inc.	B1	B
2,634,905		Term Loan, 2.563%, maturing February 07, 2014			2,595,382
1,152,204		Term Loan, 3.563%, maturing February 07, 2014			1,144,522
		Clopay Ames True Temper Holding Corporation	B1	BB+
1,481,250		Term Loan, 7.750%, maturing September 28, 2016			1,488,656
		Edwards (Cayman Islands II), Ltd.	B2	B+
1,900,353		Term Loan, 2.294%, maturing May 31, 2014			1,891,643
		Edwards (Cayman Islands II), Ltd.	B3	B+
1,000,000	(3)	Term Loan, maturing May 31, 2016			996,250

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

				Bank Loan Ratings† (Unaudited)		Fair
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Diversified / Conglomerate Manufacturing: (continued)
			EPD, Inc.	NR	NR
	$1,207,754		Term Loan, 2.770%, maturing July 31, 2014			$1,133,024
	172,983		Term Loan, 2.770%, maturing July 31, 2014			162,280
			Ferretti, S.P.A.	NR	NR
EUR	586,473	(2)	Term Loan, 3.694%, maturing January 31, 2015			558,561
EUR	581,949	(2)	Term Loan, 4.127%, maturing January 31, 2016			554,252
EUR	98,380	(2)	Term Loan, 6.627%, maturing January 31, 2017			91,661
			Manitowoc Company, Inc.	Ba2	BB
	$525,777		Term Loan, 5.313%, maturing November 06, 2013			529,391
	265,814		Term Loan, 8.000%, maturing November 06, 2014			268,914
			Rexnord Corporation / RBS Global, Inc.	Ba3	BB-
	960,000		Term Loan, 2.563%, maturing July 19, 2013			960,744
	1,000,000		Term Loan, 2.813%, maturing July 19, 2013			1,000,775
			Sensata Technologies, B.V.	B1	BB+
	3,022,041		Term Loan, 2.054%, maturing April 26, 2013			3,021,098
EUR	1,910,074		Term Loan, 3.057%, maturing April 26, 2013			2,617,801
						19,014,954
Diversified / Conglomerate Service: 4.2%
			Affinion Group, Inc.	Ba3	BB-
	$4,581,250		Term Loan, 5.000%,
			maturing October 10, 2016			4,609,883
			AlixPartners, LLP	Ba3	BB
	2,568,000		Term Loan, 2.310%, maturing October 12, 2013			2,548,740
			Brock Holdings, Inc.	B3	B
	1,237,070		Term Loan, 2.803%, maturing February 26, 2014			1,230,885
			Catalina Marketing Corporation	Ba2	BB-
	4,196,269		Term Loan, 3.012%, maturing October 01, 2014			4,185,778
			Coach America Holdings, Inc.	Caa1	B
	1,073,142		Term Loan, 3.060%, maturing April 18, 2014			980,584
	230,126		Term Loan, 3.053%, maturing April 20, 2014			210,278
			Fidelity National Information Services, Inc.	Ba1	BBB-
	3,291,750		Term Loan, 5.250%, maturing July 18, 2016			3,329,098
			ISS Holding A/S	NR	NR
EUR	3,032,921		Term Loan, 3.026%, maturing December 31, 2013			4,164,661
EUR	240,402		Term Loan, 3.026%, maturing December 31, 2013			330,108
EUR	42,895		Term Loan, 3.026%, maturing December 31, 2013			58,901
EUR	32,118		Term Loan, 3.026%, maturing December 31, 2013			44,102

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

				Bank Loan Ratings† (Unaudited)		Fair
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Diversified / Conglomerate Service: (continued)
EUR	227,055		Term Loan, 3.026%, maturing December 31, 2013			$311,781
EUR	424,609		Term Loan, 3.026%, maturing December 31, 2013			583,053
			ISTA International GmbH	NR	NR
EUR	1,617,426		Term Loan, 3.241%, maturing May 14, 2015			2,132,867
EUR	377,847		Term Loan, 3.241%, maturing May 14, 2015			498,259
			ServiceMaster Company	B1	B+
	$179,919		Term Loan, 2.760%, maturing July 24, 2014			177,768
	1,806,686		Term Loan, 2.775%, maturing July 24, 2014			1,785,091
			Valleycrest Companies, LLC	B2	B
	1,660,800		Term Loan, 6.500%, maturing October 05, 2015			1,646,268
			Vertafore, Inc.	B1	B+
	800,000		Term Loan, 5.250%, maturing July 29, 2016			808,000
			West Corporation	Ba3	BB-
	528,909		Term Loan, 2.737%, maturing October 24, 2013			528,578
	2,607,827		Term Loan, 4.590%, maturing July 15, 2016			2,631,569
	1,296,029		Term Loan, 4.612%, maturing July 15, 2016			1,307,910
						34,104,162
Diversified Nat'l Rsrcs, Precious Metals & Minerals: 0.1%
			Georgia Pacific, LLC	Ba1	BBB+
	639,888		Term Loan, 3.552%, maturing December 23, 2014			642,598
						642,598
Ecological: 0.2%
			Synagro Technologies, Inc.	B3	CCC+
	1,061,500		Term Loan, 2.270%, maturing April 02, 2014			993,829
			Synagro Technologies, Inc.	Caa3	CCC-
	590,000		Term Loan, 5.020%, maturing October 02, 2014			542,800
						1,536,629
Electronics: 2.6%
			Aeroflex, Inc.	Ba3	BB
	1,876,538		Term Loan, 4.313%, maturing August 15, 2014			1,882,990
			Brocade Communications Systems, Inc.	Ba2	BBB-
	515,528		Term Loan, 7.000%, maturing October 07, 2013			519,266
			FCI International, S.A.S.	B2	NR
	284,586		Term Loan, 2.802%, maturing September 30, 2012			277,471
	311,229		Term Loan, 2.802%, maturing September 30, 2012			303,448
			Freescale Semiconductor, Inc.	B1	B-
	7,149,200	(3)	Term Loan, 4.510%, maturing December 01, 2016			7,153,640

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

				Bank Loan Ratings† (Unaudited)		Fair
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Electronics: (continued)
			Infor Enterprise Solutions Holdings, Inc.	B1	B+
	$482,500		Term Loan, 5.020%, maturing July 28, 2015			$467,422
EUR	960,000		Term Loan, 5.821%, maturing July 28, 2015			1,305,212
	$217,384		Term Loan, 6.020%, maturing July 28, 2015			215,075
	459,029		Term Loan, 6.020%, maturing July 28, 2015			454,009
			Infor Enterprise Solutions Holdings, Inc.	Caa2	CCC+
EUR	500,000		Term Loan, 7.112%,
			maturing March 02, 2014			593,529
			Intersil Corporation	Ba2	BB+
	$497,500		Term Loan, 4.750%, maturing April 27, 2016			501,107
			Kronos, Inc.	Ba3	B+
	3,548,211		Term Loan, 2.053%, maturing June 11, 2014			3,547,441
			Kronos, Inc.	Caa1	CCC+
	1,766,154	(3)	Term Loan, maturing June 11, 2015			1,753,437
			Microsemi Corporation	Ba1	BB+
	700,000		Term Loan, 5.000%, maturing November 02, 2017			703,500
			Rovi Corporation	Ba1	BB+
	625,000		Term Loan, 4.000%, maturing February 07, 2018			632,422
			Spansion, LLC	NR	BB-
	1,046,323		Term Loan, 6.500%, maturing January 08, 2015			1,057,222
						21,367,191
Finance: 2.5%
			BNY ConvergEx Group, LLC	B1	B+
	378,954		Term Loan, 5.250%, maturing December 16, 2016			386,059
	903,121		Term Loan, 5.250%, maturing December 19, 2016			920,055
			Interactive Data Corporation	Ba3	B+
	4,975,000		Term Loan, 4.750%, maturing February 12, 2018			5,028,303
			LPL Holdings, Inc.	Ba3	BB-
	3,170,429		Term Loan, 4.250%, maturing June 25, 2015			3,188,262
	1,927,739		Term Loan, 5.250%, maturing June 28, 2017			1,953,041
			MSCI, Inc.	Ba2	BB+
	3,800,738		Term Loan, 4.750%, maturing June 01, 2016			3,830,433
			Nuveen Investments, Inc.	B3	B
	2,256,705		Term Loan, 3.303%, maturing November 13, 2014			2,198,407
	2,636,835		Term Loan, 5.804%, maturing May 12, 2017			2,636,287
						20,140,847
Gaming: 3.6%
			Cannery Casino Resorts, LLC	B3	B
	455,086		Term Loan, 4.513%, maturing May 17, 2013			452,810
	376,330		Term Loan, 4.513%, maturing May 20, 2013			374,449

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

			Bank Loan Ratings† (Unaudited)		Fair
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Gaming: (continued)
	(1)	Fontainebleau Las Vegas, LLC	NR	NR
$845,005	(2)	Term Loan, 6.000%, maturing June 06, 2014			$207,026
1,690,010	(2)	Term Loan, 6.000%, maturing June 06, 2014			414,052
		Global Cash Access, Inc.	B1	BB-
900,000	(3)	Term Loan, maturing February 17, 2016			910,125
		Golden Nugget, Inc.	Caa3	CC
2,303,462		Term Loan, 3.270%, maturing June 30, 2014			2,008,810
1,312,162		Term Loan, 3.270%, maturing June 30, 2014			1,144,314
	(1)	Green Valley Ranch Gaming, LLC	C	NR
500,000	(2)	Term Loan, 3.507%, maturing August 16, 2014			11,882
		Harrahs Operating Company, Inc.	B3	B
4,602,900		Term Loan, 3.303%, maturing January 28, 2015			4,286,437
4,771,982		Term Loan, 3.303%, maturing January 28, 2015			4,434,536
2,624,723		Term Loan, 3.303%, maturing January 28, 2015			2,444,266
1,540,000		Term Loan, 9.500%, maturing October 31, 2016			1,637,533
		Isle Of Capri Casinos, Inc.	B2	B+
1,271,741		Term Loan, 5.000%, maturing November 25, 2013			1,273,103
228,321		Term Loan, 5.000%, maturing November 25, 2013			228,565
508,696		Term Loan, 5.000%, maturing November 25, 2013			509,241
		Las Vegas Sands, LLC	Ba3	BB-
1,099,157		Term Loan, 3.040%, maturing November 23, 2016			1,096,683
4,478,638		Term Loan, 3.040%, maturing November 23, 2016			4,467,441
		Penn National Gaming, Inc.	Ba2	BB+
14,407		Term Loan, 2.031%, maturing October 03, 2012			14,396
		Seminole Tribe Of Florida	Ba1	BBB-
19,887		Term Loan, 1.813%, maturing March 05, 2014			19,837
		VML US Finance, LLC	Ba3	BB-
450,306		Term Loan, 4.790%, maturing May 25, 2012			451,899
3,060,496		Term Loan, 4.790%, maturing May 27, 2013			3,068,148
					29,455,553
Healthcare, Education and Childcare: 16.6%
		Bausch & Lomb, Inc.	B1	BB-
381,410		Term Loan, 3.512%, maturing April 24, 2015			382,690
1,570,850		Term Loan, 3.543%, maturing April 24, 2015			1,576,122
		Biomet, Inc.	B1	BB-
5,903,398		Term Loan, 3.293%, maturing March 25, 2015			5,911,681

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

				Bank Loan Ratings† (Unaudited)		Fair
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
			Bright Horizons Family Solutions, Inc.	Ba2	BB-
	$458,824		Term Loan, 7.500%, maturing May 28, 2015			$462,511
			Catalent Pharma Solutions, Inc.	Ba3	BB-
	5,554,111		Term Loan, 2.512%, maturing April 10, 2014			5,498,570
			CHG Medical Staffing, Inc.	Ba3	B+
	1,481,250		Term Loan, 7.250%, maturing October 05, 2016			1,507,172
			CHS/Community Health Systems, Inc.	Ba3	BB
	4,540,059		Term Loan, 3.810%, maturing January 25, 2017			4,561,324
	24,580,381	(3)	Term Loan, 2.560%, maturing July 25, 2014			24,426,754
	1,103,115	(3)	Term Loan, 2.560%, maturing July 25, 2014			1,096,220
			ConvaTec	Ba3	B+
	1,045,000		Term Loan, 5.750%, maturing December 22, 2016			1,052,393
			Davita, Inc.	Ba2	BB
	950,000		Term Loan, 4.500%, maturing October 20, 2016			959,323
			Emdeon Business Services, LLC	Ba3	BB
	1,702,749		Term Loan, 2.270%, maturing November 18, 2013			1,694,236
	537,115		Term Loan, 4.500%, maturing November 18, 2013			541,479
			EMSC, L.P.	Baa3	BB+
	490,625		Term Loan, 3.263%, maturing April 08, 2015			491,085
			Gambro Holding AB	NR	NR
	1,670,984		Term Loan, 2.563%, maturing June 05, 2014			1,629,209
SEK	2,146,343		Term Loan, 4.348%, maturing June 05, 2014			330,655
SEK	2,111,070		Term Loan, 4.348%, maturing June 05, 2014			325,221
	1,670,984		Term Loan, 3.313%, maturing June 05, 2015			1,629,209
SEK	2,146,343		Term Loan, 5.098%, maturing June 05, 2015			330,655
SEK	2,111,070		Term Loan, 5.098%, maturing June 05, 2015			325,221
			Grifols, S.A.	Ba3	BB
	$2,750,000	(3)	Term Loan, maturing November 23, 2016			2,788,374
			Harlan Sprague Dawley, Inc.	B3	B
	2,399,576		Term Loan, 3.790%, maturing July 11, 2014			2,245,602
			HCA, Inc.	Ba3	BB
	3,584,264		Term Loan, 2.553%, maturing November 18, 2013			3,578,540
	9,595,778		Term Loan, 3.553%, maturing March 31, 2017			9,645,945
			Health Management Associates, Inc.	B1	BB-
	3,429,052		Term Loan, 2.053%, maturing February 28, 2014			3,412,384
			HGI Holding, Inc.	B1	B+
	1,634,514		Term Loan, 6.750%, maturing September 29, 2016			1,651,541

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

			Bank Loan Ratings† (Unaudited)		Fair
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
		Iasis Healthcare, LLC	Ba2	B+
	$1,226,592	Term Loan, 2.262%, maturing March 14, 2014			$1,224,292
	3,543,802	Term Loan, 2.262%, maturing March 14, 2014			3,537,157
	335,478	Term Loan, 2.266%, maturing March 14, 2014			334,849
		IM US Holdings, LLC	Ba2	BB
	3,862,742	Term Loan, 2.262%, maturing June 26, 2014			3,846,445
		IM US Holdings, LLC	B1	B-
	1,000,000	Term Loan, 4.512%, maturing June 26, 2015			996,250
		IMS Health, Inc.	Ba3	BB
EUR	989,818	Term Loan, 5.500%, maturing January 31, 2016			1,380,479
	$1,980,480	Term Loan, 5.250%, maturing February 26, 2016			2,003,172
		inVentiv Health, Inc.	Ba3	BB-
	2,129,300	Term Loan, 4.750%, maturing August 14, 2016			2,142,608
	433,333	Term Loan, 4.750%, maturing August 04, 2016			436,042
		Medassets, Inc.	Ba3	BB-
	750,000	Term Loan, 5.250%, maturing November 16, 2016			757,187
		Molnlycke Health Care Group	NR	NR
EUR	200,000	Term Loan, 2.862%, maturing March 30, 2015			274,996
EUR	146,261	Term Loan, 3.112%, maturing March 30, 2016			201,107
GBP	250,000	Term Loan, 2.603%, maturing March 31, 2015			399,328
GBP	169,203	Term Loan, 2.853%, maturing March 31, 2016			270,271
		Nyco Holdings 3 ApS	NR	NR
EUR	81,310	Term Loan, 4.872%, maturing December 29, 2014			111,200
EUR	1,317,855	Term Loan, 4.872%, maturing December 29, 2014			1,802,308
EUR	51,795	Term Loan, 4.872%, maturing December 29, 2014			70,835
EUR	366,234	Term Loan, 4.872%, maturing December 29, 2014			500,865
EUR	504,944	Term Loan, 4.872%, maturing December 29, 2014			690,564
EUR	504,819	Term Loan, 5.372%, maturing December 29, 2015			690,394
EUR	366,144	Term Loan, 5.372%, maturing December 29, 2015			500,742

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

				Bank Loan Ratings† (Unaudited)		Fair
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
EUR	51,782		Term Loan, 5.372%, maturing December 29, 2015			$70,818
EUR	1,317,531		Term Loan, 5.372%, maturing December 29, 2015			1,801,865
EUR	81,290		Term Loan, 5.372%, maturing December 29, 2015			111,173
			Onex Carestream Finance, L.P.	B1	BB-
	$6,500,000	(3)	Term Loan, maturing February 25, 2017			6,468,079
			Quintiles Transnational Corporation	Ba2	BB
	1,190,152		Term Loan, 2.310%, maturing March 29, 2013			1,188,664
			Rural/Metro Operating Company, LLC	B1	B+
	1,000,000		Term Loan, 6.000%, maturing November 24, 2016			1,014,167
			Skilled Healthcare Group, Inc.	B1	B+
	1,240,625		Term Loan, 5.250%, maturing April 08, 2016			1,242,693
			Sterigenics International, Inc.	B3	B+
	1,151,273		Term Loan, 2.560%, maturing November 21, 2013			1,128,248
			Sun Healthcare Group, Inc.	Ba2	B+
	1,335,000		Term Loan, 7.500%, maturing October 15, 2016			1,347,516
			Sunquest Information Systems, Inc.	Ba3	B+
	2,000,000		Term Loan, 6.250%, maturing December 16, 2016			2,011,250
			Surgical Care Affiliates, LLC	Ba3	B
	1,912,812		Term Loan, 2.303%,
			maturing December 29, 2014			1,881,729
			Team Health, Inc.	Ba3	BB
	658,006		Term Loan, 2.273%, maturing November 23, 2012			658,006
			United Surgical Partners International, Inc.	Ba3	B
	2,018,145		Term Loan, 2.289%, maturing April 19, 2014			1,999,225
	381,331		Term Loan, 2.270%, maturing April 21, 2014			377,756
			Universal Health Services, Inc.	Ba2	BB+
	3,125,000		Term Loan, 5.500%, maturing November 15, 2016			3,161,447
			Vanguard Health Holdings Company II, LLC	Ba2	BB-
	992,519		Term Loan, 5.000%, maturing January 29, 2016			1,002,196
			VWR International, Inc.	B1	B+
EUR	2,450,636		Term Loan, 3.362%, maturing June 29, 2014			3,326,235
	$2,450,636		Term Loan, 2.762%, maturing June 30, 2014			2,444,509
			Warner Chilcott Company, LLC	Ba3	BB
	1,052,016		Term Loan, 6.000%, maturing October 30, 2014			1,055,523
	389,032		Term Loan, 6.500%, maturing February 22, 2016			392,860

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

				Bank Loan Ratings† (Unaudited)		Fair
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
	$520,613		Term Loan, 6.250%, maturing April 30, 2015			$525,080
	866,915		Term Loan, 6.250%, maturing April 30, 2015			874,353
						134,308,599
Home & Office Furnishings: 0.9%
			Global Garden Products Italy, S.P.A.	NR	NR
EUR	745,552		Term Loan, 3.384%, maturing August 31, 2016			905,596
EUR	745,552		Term Loan, 3.384%, maturing August 31, 2017			905,596
			Hilding Anders	NR	NR
SEK	20,054,121		Term Loan, 5.200%, maturing March 31, 2015			2,546,808
EUR	364,373		Term Loan, 4.263%, maturing April 25, 2015			407,385
			National Bedding Company	B1	BB-
	$878,088		Term Loan, 3.813%,
			maturing February 28, 2013			878,088
			Springs Window Fashions, LLC	B2	B+
	2,027,488		Term Loan, 3.063%, maturing December 31, 2012			2,028,705
						7,672,178
Insurance: 2.5%
			AmWINS Group, Inc.	B2	B-
	2,373,313		Term Loan, 2.816%, maturing June 08, 2013			2,368,863
			Applied Systems, Inc.	Ba3	B+
	1,135,000		Term Loan, 5.500%, maturing December 08, 2016			1,143,039
			Applied Systems, Inc.	Caa1	CCC+
	350,000		Term Loan, 9.250%, maturing June 07, 2017			352,625
			C.G. JCF Corporation	B2	B
	2,712,604	(3)	Term Loan, 3.270%, maturing August 01, 2014			2,688,869
			HMSC Corporation	B3	B-
	3,060,732		Term Loan, 2.512%, maturing April 03, 2014			2,662,837
			Hub International, Ltd.	B2	B
	532,722		Term Loan, 2.803%, maturing June 13, 2014			532,789
	2,369,936		Term Loan, 2.803%, maturing June 13, 2014			2,370,233
			Sedgwick Holdings, Inc.	B2	B+
	3,610,500	(3)	Term Loan, maturing December 30, 2016			3,644,348
	1,389,500		Term Loan, 5.500%, maturing May 27, 2016			1,397,299
			USI Holdings Corporation	B2	B-
	592,500		Term Loan, 7.000%, maturing April 15, 2014			592,500
	2,659,858		Term Loan, 2.760%, maturing May 05, 2014			2,646,558
						20,399,960
Leisure, Amusement, Entertainment: 2.6%
			24 Hour Fitness Worldwide, Inc.	Ba3	B+
	2,738,750	(3)	Term Loan, 6.750%, maturing April 22, 2016			2,680,552
			Alpha D2, Ltd.	NR	NR
	1,017,315		Term Loan, 2.707%, maturing December 31, 2013			1,004,725

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

				Bank Loan Ratings† (Unaudited)		Fair
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Leisure, Amusement, Entertainment: (continued)
	$1,506,081		Term Loan, 2.707%, maturing December 31, 2013			$1,487,443
			AMF Bowling Worldwide, Inc.	B2	B
	1,820,079		Term Loan, 2.763%, maturing June 08, 2013			1,674,473
			Cedar Fair, L.P.	Ba2	BB-
	3,077,294		Term Loan, 4.000%, maturing December 15, 2016			3,110,815
			HIT Entertainment, Inc.	B2	CCC+
	3,370,134		Term Loan, 5.561%, maturing June 01, 2012			3,311,156
			Live Nation Entertainment, Inc.	Ba2	BB-
	992,500		Term Loan, 4.500%, maturing November 07, 2016			999,522
			NEP II, Inc.	B1	B+
	4,205,581		Term Loan, 2.544%, maturing February 16, 2014			4,174,039
			Regal Cinemas Corporation	Ba2	BB-
	2,600,000	(3)	Term Loan, maturing August 23, 2017			2,616,791
						21,059,516
Lodging: 0.2%
			Audio Visual Services Corporation	NR	NR
	1,451,250		Term Loan, 2.560%, maturing February 28, 2014			1,233,563
						1,233,563
Machinery: 1.2%
			Alliance Laundry Systems, LLC	B1	B+
	489,474		Term Loan, 6.250%, maturing September 30, 2016			494,063
			Bucyrus International, Inc.	Ba2	BB+
	2,977,879		Term Loan, 4.250%, maturing February 19, 2016			2,997,235
			Kion Group GmbH	NR	NR
	509,578		Term Loan, 4.010%, maturing December 23, 2014			492,061
EUR	1,262,640		Term Loan, 4.622%,
			maturing December 23, 2014			1,712,323
	509,578		Term Loan, 4.260%, maturing December 23, 2015			492,061
EUR	1,167,782		Term Loan, 4.872%,
			maturing December 23, 2015			1,583,682
			NACCO Materials Handling Group, Inc.	NR	NR
	$1,942,080		Term Loan, 2.073%,
			maturing March 22, 2013			1,917,804
						9,689,229
Mining, Steel, Iron & Nonprecious Metals: 1.0%
			Fairmount Minerals, Ltd.	B1	BB
	1,996,811		Term Loan, 6.253%, maturing August 05, 2016			2,022,604
			Noranda Aluminum Acquisition Corporation	Ba3	B+
	661,509		Term Loan, 2.012%, maturing May 18, 2014			660,406

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

				Bank Loan Ratings† (Unaudited)		Fair
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Mining, Steel, Iron & Nonprecious Metals: (continued)
			Novelis, Inc.	Ba2	BB-
	$3,675,000		Term Loan, 5.250%, maturing December 19, 2016			$3,728,156
			Oxbow Carbon, LLC	Ba3	BB
	1,856,159		Term Loan, 3.800%, maturing May 08, 2016			1,877,041
						8,288,207
Non-North American Cable: 1.9%
			Numericable / YPSO France SAS	NR	NR
EUR	234,830		Term Loan, 5.122%, maturing December 31, 2015			291,838
EUR	441,061		Term Loan, 5.122%, maturing December 31, 2015			548,134
EUR	267,866		Term Loan, 4.622%, maturing June 16, 2014			334,534
EUR	164,177		Term Loan, 4.622%, maturing June 16, 2014			205,038
EUR	425,415		Term Loan, 4.622%, maturing June 16, 2014			531,294
			UPC Broadband Holding, B.V.	Ba3	B+
	$2,593,151		Term Loan, 3.760%, maturing December 29, 2017			2,600,716
	341,625		Term Loan, 3.760%, maturing December 30, 2016			342,906
EUR	3,441,622		Term Loan, 4.629%, maturing December 31, 2016			4,739,868
EUR	1,490,144		Term Loan, 4.879%, maturing December 31, 2017			2,054,848
			Virgin Media Investment Holdings, Ltd.	Baa3	BBB-
GBP	2,500,000		Term Loan, 4.528%, maturing December 31, 2015			4,086,699
						15,735,875
North American Cable: 6.4%
			Atlantic Broadband	Ba3	B+
	$965,217		Term Loan, 5.000%,
			maturing November 27, 2015			967,731
			Block Communications, Inc.	Ba1	BB
	1,187,500		Term Loan, 2.303%, maturing December 22, 2011			1,160,781
			Bresnan Communications, LLC	Ba3	BB+
	1,300,000		Term Loan, 4.500%, maturing December 14, 2017			1,312,098
			Cequel Communications, LLC	Ba2	BB-
	11,441,167		Term Loan, 2.263%, maturing November 05, 2013			11,446,498
			Charter Communications Operating, LLC	Ba1	BB+
	13,438,183		Term Loan, 3.560%, maturing September 06, 2016			13,510,628
			Insight Midwest Holdings, LLC	Ba3	B+
	1,068,735		Term Loan, 2.024%, maturing April 07, 2014			1,067,392
			Knology, Inc.	B1	B+
	1,300,000	(3)	Term Loan, maturing February 18, 2017			1,308,125

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

			Bank Loan Ratings† (Unaudited)		Fair
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
North American Cable: (continued)
		Mediacom Broadband, LLC	Ba3	BB-
	$4,827,478	Term Loan, 5.500%, maturing January 31, 2015			$4,767,135
	1,990,000	Term Loan, 4.500%, maturing October 23, 2017			2,003,267
		Mediacom LLC Group	Ba3	BB-
	5,269,670	Term Loan, 2.010%, maturing January 31, 2015			5,131,341
	1,777,500	Term Loan, 5.500%, maturing March 31, 2017			1,795,275
		San Juan Cable, LLC	B1	BB-
	1,828,518	Term Loan, 2.060%, maturing October 31, 2012			1,819,376
		Wideopenwest Finance, LLC	B1	B-
	5,702,357	Term Loan, 2.764%, maturing June 28, 2014			5,370,908
					51,660,555
Oil & Gas: 0.8%
		CGGVeritas Services, Inc.	Ba1	BB
	1,953,550	Term Loan, 5.500%, maturing January 12, 2016			1,968,202
		Hercules Offshore, LLC	Caa1	B-
	1,151,839	Term Loan, 6.000%, maturing July 11, 2013			1,147,040
		MEG Energy Corporation	B1	BBB-
	3,147,562	Term Loan, 6.000%, maturing April 03, 2016			3,189,527
					6,304,769
Other Broadcasting and Entertainment: 1.5%
		Getty Images, Inc.	Ba3	BB-
	1,645,875	Term Loan, 5.250%, maturing November 07, 2016			1,670,563
		TWCC Holding Corporation	Ba3	BB-
	2,000,000	Term Loan, 4.250%, maturing February 13, 2017			2,022,750
		Nielson Finance, LLC	Ba2	BB-
	3,556,727	Term Loan, 3.764%, maturing May 02, 2016			3,575,994
	4,616,055	Term Loan, 4.014%, maturing May 02, 2016			4,650,195
	216,553	Term Loan, 2.264%, maturing August 09, 2013			216,746
					12,136,248
Other Telecommunications: 2.4%
		Alaska Communications Systems Holdings, Inc.	Ba3	BB-
	1,500,000	Term Loan, 5.500%, maturing October 21, 2016			1,511,250
		Asurion Corporation	Ba3	B+
	2,250,000	Term Loan, 6.750%, maturing March 31, 2015			2,284,153
	4,196,875	Term Loan, 3.271%, maturing July 03, 2014			4,139,168
		BCM Ireland Holdings, Ltd.	B3	B
EUR	1,312,967	Term Loan, 2.747%, maturing September 30, 2014			1,636,885

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

				Bank Loan Ratings† (Unaudited)		Fair
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Other Telecommunications: (continued)
EUR	1,313,237		Term Loan, 2.997%, maturing September 30, 2015			$1,637,221
			Consolidated Communications, Inc.	B1	B+
	$1,000,000		Term Loan, 2.760%, maturing December 31, 2014			995,000
		(1)	Hawaiian Telcom Communications, Inc.	NR	NR
	938,165		Term Loan, 9.000%, maturing November 01, 2015			957,710
			TW Telecom, Inc.	Ba1	B+
	558		Term Loan, 3.520%, maturing December 29, 2016			561
			U.S. Telepacific Corporation	B3	B-
	3,100,000	(3)	Term Loan, maturing February 23, 2017			3,126,158
			Wind Telecommunicazioni, S.P.A.	Ba2	BB-
EUR	2,500,000	(3)	Term Loan, maturing December 15, 2017			3,464,409
						19,752,515
Personal & Nondurable Consumer Products: 2.3%
			Advantage Sales & Marketing, Inc.	Ba3	B+
	$2,000,000		Term Loan, 5.250%, maturing December 18, 2017			2,018,564
			Advantage Sales & Marketing, Inc.	B3	B-
	365,000		Term Loan, 9.250%, maturing June 18, 2018			373,517
			Bushnell, Inc.	B2	B-
	2,441,336	(3)	Term Loan, 4.553%, maturing August 24, 2013			2,429,129
			Fender Musical Instruments Corporation	B2	B
	1,985,839		Term Loan, 2.520%, maturing June 09, 2014			1,871,653
	1,003,220		Term Loan, 2.520%, maturing June 09, 2014			945,535
			Hillman Group, Inc.	Ba3	B+
	895,500		Term Loan, 5.500%, maturing May 27, 2016			901,657
			Huish Detergents, Inc.	Ba2	BB
	2,207,285		Term Loan, 2.010%, maturing April 26, 2014			2,185,212
			Information Resources, Inc.	Ba3	B
	231,997		Term Loan, 3.318%, maturing May 16, 2014			231,417
			Jarden Corporation	Ba1	BB+
	2,413,379		Term Loan, 3.553%, maturing January 26, 2015			2,432,334
			KIK Custom Products, Inc.	B3	CCC+
	1,677,112		Term Loan, 2.560%, maturing June 02, 2014			1,498,220
	287,505		Term Loan, 2.560%, maturing June 02, 2014			256,838
			Spectrum Brands, Inc.	B2	B
	1,200,000		Term Loan, 5.013%, maturing June 17, 2016			1,214,750
			Yankee Candle Company, Inc.	Ba2	BB-
	1,921,610		Term Loan, 2.270%,
			maturing February 06, 2014			1,919,688
						18,278,514

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

				Bank Loan Ratings† (Unaudited)		Fair
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Personal, Food & Miscellaneous: 4.8%
			Acosta, Inc.	B1	B
	$3,186,819		Term Loan, 4.500%, maturing July 28, 2013			$3,216,695
			Acosta, Inc.	Ba3	B+
	3,060,000	(3)	Term Loan, maturing February 15, 2018			3,089,324
			Advance Pierre Foods	B1	B+
	2,992,500		Term Loan, 7.000%, maturing September 30, 2016			3,019,621
			Burger King Corporation	Ba3	BB-
	3,440,860		Term Loan, 4.500%, maturing October 19, 2016			3,464,158
EUR	1,625,000		Term Loan, 4.750%, maturing October 19, 2016			2,262,614
			Dennys, Inc.	B1	B+
	$1,920,000		Term Loan, 6.500%, maturing September 20, 2016			1,940,377
			Dunkin Brands, Inc.	B2	B
	1,520,000		Term Loan, 4.250%, maturing November 29, 2017			1,532,350
			N.E.W. Customer Services Companies, Inc.	Ba3	B+
	2,339,286		Term Loan, 6.000%, maturing March 23, 2016			2,342,795
			NBTY, Inc.	Ba3	BB-
	2,898,734		Term Loan, 6.250%, maturing October 02, 2017			2,936,479
	3,000,000	(3)	Term Loan, maturing October 02, 2017			3,018,750
			NPC International	Ba3	B+
	845,137		Term Loan, 2.041%, maturing May 03, 2013			840,911
			OSI Restaurant Partners, Inc.	B3	B+
	594,250		Term Loan, 2.560%, maturing June 14, 2013			585,708
	5,886,539		Term Loan, 2.625%, maturing June 14, 2014			5,801,921
			Seminole Hard Rock Entertainment, Inc.	B2	BB
	1,000,000		Floating Rate Note, 2.792%, maturing March 15, 2014			980,000
			Wendys/Arbys Restaurants, LLC	Ba2	BB
	1,492,500		Term Loan, 5.000%, maturing May 24, 2017			1,508,825
			Whitelabel IV, S.A.	Ba3	B+
EUR	583,833		Term Loan, 6.750%, maturing August 11, 2017			822,990
EUR	966,167		Term Loan, 6.750%, maturing August 16, 2017			1,361,939
						38,725,457
Printing & Publishing: 10.2%
			Black Press, Ltd.	B1	B-
	$1,258,990		Term Loan, 2.311%, maturing August 02, 2013			1,196,040
	764,387		Term Loan, 2.311%, maturing August 02, 2013			726,167

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

			Bank Loan Ratings† (Unaudited)		Fair
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Printing & Publishing: (continued)
		Caribe Information Investments, Inc.	B3	CCC-
	$2,609,637	Term Loan, 2.565%, maturing March 31, 2013			$1,500,541
		Cengage Learning, Inc.	B2	B+
	7,692,016	Term Loan, 2.550%, maturing July 03, 2014			7,423,280
		Cenveo Corporation	Ba3	BB-
	1,580,000	Term Loan, 6.250%, maturing December 21, 2016			1,598,434
		CW Acquisition Limited Partnership	Ba3	BB
	1,811,204	Term Loan, 9.000%, maturing July 13, 2016			1,863,276
		Dex Media East, LLC	B1	B
	2,109,356	Term Loan, 2.810%, maturing October 24, 2014			1,675,432
		Dex Media West, LLC	Ba3	B
	2,069,008	Term Loan, 7.000%, maturing October 24, 2014			1,906,444
		Flint Group Holdings S.A.R.L.	NR	NR
	841,151	Term Loan, 2.713%, maturing December 31, 2014			842,728
	353,279	Term Loan, 2.713%, maturing December 31, 2014			353,942
	1,277,104	Term Loan, 2.713%, maturing December 31, 2015			1,279,499
	2,333,333	Term Loan, 2.713%, maturing May 29, 2015			2,337,708
EUR	666,667	Term Loan, 3.393%, maturing May 29, 2015			927,293
		Hanley Wood, LLC	Caa1	CCC
	$1,650,026	Term Loan, 2.624%, maturing March 08, 2014			847,701
		Intermedia Outdoor, Inc.	NR	NR
	1,662,233	Term Loan, 3.053%, maturing January 31, 2013			1,508,476
		Mediannuaire Holding	NR	NR
EUR	1,687,676	Term Loan, 3.279%, maturing October 10, 2014			1,811,186
EUR	1,686,673	Term Loan, 3.779%, maturing October 09, 2015			1,810,110
		Merrill Communications, LLC	B2	B-
	$4,527,710	Term Loan, 3.270%, maturing December 24, 2012			4,527,710
		Nelson Canada	B1	B
	2,788,300	Term Loan, 2.803%, maturing July 05, 2014			2,537,353
		PagesJaunes Groupe, S.A.	NR	NR
EUR	1,100,000	Term Loan, 2.674%, maturing November 22, 2013			1,421,326
		PBL Media	B1	NR
AUD	24,331,191	Term Loan, 7.325%, maturing February 05, 2013			23,728,570
		Penton Media, Inc.	Caa1	CCC+
	$2,135,733	Term Loan, 5.000%, maturing August 01, 2014			1,769,098

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

				Bank Loan Ratings† (Unaudited)		Fair
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Printing & Publishing: (continued)
			Quad/Graphics, Inc.	Ba2	BB+
	$2,791,000		Term Loan, 5.500%, maturing April 14, 2016			$2,787,511
			R.H. Donnelley Corporation	B1	B
	4,528,790		Term Loan, 9.000%, maturing October 24, 2014			3,529,626
			Source Media, Inc.	B1	B+
	2,275,862		Term Loan, 6.500%, maturing January 21, 2017			2,312,845
	724,138		Term Loan, 6.500%, maturing January 21, 2017			735,905
			Springer Science + Business Media, S.A.	B1	B+
	2,000,000		Term Loan, 6.752%, maturing June 17, 2016			2,030,000
			SuperMedia, Inc.	B3	B-
	7,757,911		Term Loan, 11.000%, maturing December 31, 2015			5,100,826
			Thomas Nelson Publishers	Caa2	CCC
	993,020		Term Loan, 9.000%, maturing June 14, 2016			968,195
		(1)	Tribune Company	NR	NR
	1,491,225	(2)	Term Loan, 3.250%, maturing June 04, 2014			1,069,954
			Yell Group, PLC	NR	NR
	1,608,111		Term Loan, 4.113%, maturing July 31, 2014			747,772
						82,874,948
Radio and TV Broadcasting: 5.6%
			Citadel Broadcasting Corporation	Baa3	BB+
	811,800		Term Loan, 4.250%, maturing December 30, 2016			816,366
			CMP KC, LLC	NR	NR
	2,007,994	(2)	Term Loan, 6.250%, maturing May 03, 2011			250,999
			CMP Susquehanna Corporation	Caa1	B-
	3,816,981		Term Loan, 2.313%, maturing May 05, 2013			3,770,464
			Cumulus Media, Inc.	Caa1	B-
	3,427,316		Term Loan, 4.012%, maturing June 11, 2014			3,384,475
			FoxCo Acquisition, LLC	B2	B
	1,079,447		Term Loan, 7.500%, maturing July 14, 2015			1,081,871
			Local TV Finance, LLC	B2	B-
	2,286,155		Term Loan, 2.310%, maturing May 07, 2013			2,239,718
			Nexstar Broadcasting, Inc.	Ba3	BB-
	986,294		Term Loan, 5.000%, maturing September 30, 2016			991,225
	630,581		Term Loan, 5.000%, maturing September 30, 2016			632,158
			ProSiebenSat.1 Media AG	NR	NR
EUR	220,233		Term Loan, 2.539%, maturing March 02, 2015			293,855
EUR	1,339,945		Term Loan, 2.919%, maturing June 26, 2015			1,802,133
EUR	64,386		Term Loan, 2.582%, maturing July 02, 2014			85,910
EUR	1,186,386		Term Loan, 2.582%, maturing July 02, 2014			1,582,984
EUR	60,287		Term Loan, 2.957%, maturing July 03, 2015			81,082

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

				Bank Loan Ratings† (Unaudited)		Fair
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Radio and TV Broadcasting: (continued)
			Regent Broadcasting, LLC	NR	NR
	$1,774,512		Term Loan, 5.250%, maturing April 27, 2014			$1,739,022
			Sinclair Television Group, Inc.	Baa3	BB+
	1,145,455		Term Loan, 5.500%, maturing October 29, 2015			1,160,011
			Spanish Broadcasting Systems	Caa1	B-
	2,315,134		Term Loan, 2.060%, maturing June 11, 2012			2,265,215
			Univision Communications, Inc.	B2	B
	23,493,682		Term Loan, 4.512%, maturing March 31, 2017			22,971,605
						45,149,093
Retail Stores: 8.1%
			Amscan Holdings, Inc.	B2	B
	1,895,250		Term Loan, 6.750%, maturing December 04, 2017			1,918,931
			Burlington Coat Factory	B3	B-
	5,500,000	(3)	Term Loan, maturing February 18, 2017			5,534,375
			Claires Stores, Inc.	Caa1	B
	3,424,091		Term Loan, 4.722%, maturing May 29, 2014			3,347,662
			Dollar General Corporation	Ba2	BBB-
	3,975,870		Term Loan, 3.030%, maturing July 07, 2014			3,986,930
			General Nutrition Centers, Inc.	B1	B+
	2,625,501		Term Loan, 3.296%, maturing September 16, 2013			2,622,220
			Guitar Center, Inc.	Caa1	B-
	3,974,096		Term Loan, 3.770%, maturing October 09, 2014			3,925,413
			Harbor Freight Tools USA, Inc.	Ba3	B+
	2,000,000		Term Loan, 6.500%, maturing December 22, 2017			2,025,416
			J. Crew	B1	B
	4,250,000	(3)	Term Loan, maturing January 26, 2018			4,256,643
			Leslies Poolmart, Inc.	Ba3	B+
	1,000,000		Term Loan, 6.000%, maturing November 21, 2016			1,011,250
			Maxeda DIY Group, B.V.	NR	NR
EUR	212,105		Term Loan, 4.212%, maturing June 27, 2016			270,811
EUR	212,105		Term Loan, 3.645%, maturing June 29, 2015			270,811
EUR	287,895		Term Loan, 3.638%, maturing August 01, 2015			367,578
EUR	287,895		Term Loan, 4.156%, maturing August 01, 2016			367,578
			Michaels Stores, Inc.	B2	B+
	$1,339,286		Term Loan, 2.584%, maturing October 31, 2013			1,337,921
	1,802,367		Term Loan, 4.834%, maturing July 31, 2016			1,822,081
			Neiman Marcus Group, Inc.	B2	BB-
	6,285,033		Term Loan, 4.303%, maturing April 06, 2016			6,331,718
			Petco Animal Supplies, Inc.	B1	B
	3,000,000	(3)	Term Loan, maturing November 24, 2017			3,016,875

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

			Bank Loan Ratings† (Unaudited)		Fair
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Retail Stores: (continued)
		Pets at Home Group, Ltd.	NR	BB-
GBP	2,500,000	Term Loan, 5.615%, maturing January 24, 2017			$4,097,501
		Picard Groupe	NR	NR
EUR	810,628	Term Loan, 5.995%, maturing October 31, 2017			1,131,698
EUR	189,372	Term Loan, 5.995%, maturing September 14, 2017			264,378
		Pilot Travel Centers, LLC	Ba2	BBB-
	$944,242	Term Loan, 5.250%, maturing June 30, 2016			955,751
		Rite Aid Corporation	B3	B+
	3,852,438	Term Loan, 2.020%, maturing June 04, 2014			3,738,791
		Savers	Ba3	B+
	1,488,750	Term Loan, 5.750%, maturing March 11, 2016			1,500,536
		The Gymboree Corporation	B1	B+
	3,641,000	Term Loan, 5.000%, maturing February 23, 2018			3,661,481
		Toys "R" Us, Inc.	B1	BB-
	2,830,775	Term Loan, 6.000%, maturing September 01, 2016			2,859,969
		Vivarte, S.A.S.	NR	NR
EUR	1,863,011	Term Loan, 3.403%, maturing March 08, 2016			2,504,013
EUR	1,863,011	Term Loan, 2.778%, maturing March 09, 2015			2,504,013
					65,632,344
Satellite: 0.2%
		Intelsat Jackson Holdings, S.A.	B1	BB-
	$2,000,000	Term Loan, 5.250%, maturing April 02, 2018			2,018,750
					2,018,750
Telecommunications Equipment: 1.8%
		CommScope, Inc.	Ba3	BB
	1,034,000	Term Loan, 5.000%, maturing January 14, 2018			1,051,018
		Macquarie UK Broadcast Ventures, Ltd.	NR	NR
GBP	5,357,312	Term Loan, 2.615%, maturing December 01, 2014			8,083,413
		Sorenson Communications, Inc.	B1	CCC+
	$597,934	Term Loan, 6.000%, maturing August 16, 2013			576,899
		Syniverse Holdings, Inc.	B1	BB-
	1,270,000	Term Loan, 5.250%, maturing December 21, 2017			1,286,669
		TDF, S.A.	NR	NR
EUR	1,500,000	Term Loan, 3.112%, maturing January 29, 2016			1,948,072
EUR	1,500,000	Term Loan, 2.862%, maturing January 30, 2015			1,948,072
					14,894,143

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

			Bank Loan Ratings† (Unaudited)		Fair
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Textiles & Leather: 0.5%
		Phillips-Van Heusen Corporation	Ba2	BBB
EUR	650,683	Term Loan, 5.000%, maturing May 06, 2016			$900,383
	$1,041,093	Term Loan, 5.250%, maturing May 06, 2016			1,041,093
		Targus Group, Inc.	B2	CCC
	2,000,000	Term Loan, 10.750%, maturing November 22, 2012			2,000,000
					3,941,476
Utilities: 4.9%
		EquiPower Resource Holdings, LLC	Ba3	BB-
	750,000	Term Loan, 5.750%, maturing January 26, 2018			758,438
		FirstLight Power Resources, Inc.	B1	B+
	1,669,868	Term Loan, 2.813%, maturing November 01, 2013			1,665,693
	90,682	Term Loan, 2.813%, maturing November 01, 2013			90,456
		FirstLight Power Resources, Inc.	B3	CCC+
	610,514	Term Loan, 4.813%, maturing May 01, 2014			576,936
		Great Point Power, LLC	Ba1	BB+
	983,864	Term Loan, 5.500%, maturing March 10, 2017			988,168
		MACH Gen, LLC	Ba3	BB-
	258,928	Term Loan, 2.303%, maturing February 22, 2013			241,666
		New Development Holdings, LLC	Ba3	BB-
	3,369,125	Term Loan, 7.000%, maturing July 03, 2017			3,411,765
		NRG Energy, Inc.	Baa3	BB+
	827	Term Loan, 2.053%, maturing February 01, 2013			826
	2,160,248	Term Loan, 3.553%, maturing August 31, 2015			2,179,600
		Race Point Power	Ba2	BB
	2,000,000	Term Loan, 7.750%, maturing November 09, 2017			2,012,500
Texas Competitive Electric		Holdings Company, LLC	B2	B-
	6,633,484	Term Loan, 3.766%, maturing October 10, 2014			5,606,953
	7,079,277	Term Loan, 3.766%, maturing October 10, 2014			5,971,370
	6,919,925	Term Loan, 3.766%, maturing October 10, 2014			5,748,942
	2,868,332	Term Loan, 3.787%, maturing October 10, 2014			2,424,458
		TPF Generation Holdings, LLC	Ba3	BB
	1,284,619	Term Loan, 2.303%, maturing December 13, 2013			1,285,824
	1,164,934	Revolver, 2.303%, maturing December 15, 2011			1,166,026

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

			Bank Loan Ratings† (Unaudited)		Fair
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Utilities: (continued)
	$1,158,024	Term Loan, 2.303%, maturing December 15, 2013			$1,159,110
		TPF Generation Holdings, LLC	B3	B
	2,000,000	Term Loan, 4.553%, maturing December 15, 2014			1,940,000
		Viridian Group, PLC	NR	NR
GBP	320,000	Term Loan, 5.115%, maturing October 24, 2012			459,408
EUR	1,310,694	Term Loan, 5.280%, maturing October 24, 2012			1,596,576
					39,284,715
		Total Senior Loans (Cost $1,015,642,161)			1,012,942,189
Other Corporate Debt: 1.3%
Diversified / Conglomerate Manufacturing: 0.5%
		Flextronics International, Ltd.	Ba1	BB+
	$2,236,016	Term Loan, 2.513%, maturing October 01, 2014			2,231,625
	1,884,461	Term Loan, 2.513%, maturing October 01, 2014			1,880,759
					4,112,384
Cargo Transport: 0.0%
		US Shipping Partners, L.P.	Caa3	CCC-
	297,646	Subordinated Term Loan, 2.500%, maturing August 07, 2013			55,064
					55,064
Chemicals, Plastics & Rubber: 0.7%
		Lyondell Chemical Company	B2	B
	5,246,158	Fixed Rate Note, 11.000%, maturing May 01, 2018			6,046,197
					6,046,197
Radio and TV Broadcasting: 0.1%
		Regent Broadcasting, LLC	NR	NR
	495,280	Subordinated Term Loan, 12.000%, maturing October 27, 2014			445,752
					445,752
		Total Other Corporate Debt (Cost $10,417,233)			10,659,397
Equities and Other Assets: 2.3%

	Description	Value
(@), (R)	Ascend Media (Residual Interest)	—
(@)	Carador Placing (2,923,549 Common Shares)	2,660,429
(@)	Citadel (41,448 Class B Shares)	1,425,810

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

		Description		Value
(@)		Citadel (50,405 Class A Shares)		$1,728,892
(@)		Contech (Residual Interest)		—
(@)		Faith Media Holdings, Inc. (7,725 Class A-1 Shares)		397,817
(@), (R)		Ferretti SPA (Warrants for 0.161% Participation Interest)		—
(1	), (@), (R)	Gainey Corporation (Residual Interest)		—
(@)		Global Garden (138,579 Class A3 Shares)		—
(@)		Global Garden (14,911 Class A1 Shares)		—
(@)		Glodyne Technoserve, Ltd. (24,471 Common Shares)		151,988
(@)		Glodyne Technoserve, Ltd. (Escrow Account)		36,282
(@)		Hawaiian Telcom (31,238 Common Shares)		820,310
(@)		Mega Brands Inc (195,762 Common Shares)		133,048
(@)		Metro-Goldwyn-Mayer, Inc. (372,090 Common Shares)		8,948,764
(@)		Northeast Biofuels (Residual Interest)		—
(1	), (@)	RDA Holding Co. (28,330 Common Shares)		814,488
(@), (R)		Safelite Realty Corporation (30,003 Common Shares)		158,416
(1	), (@), (R)	Supermedia, Inc. (42,369 Common Shares)		356,747
(@)		Townsquare Media, LLC (385,269 Common Shares)		1,113,582
(@)		Townsquare Media, LLC (385,269 Preferred Shares)		—
(@)		US Shipping Partners, L.P. (19,404 Common Shares)		—
(@)		US Shipping Partners, L.P. (275,292 Contingency Rights)		—
		Total for Equities and Other Assets (Cost $16,052,460)		18,746,573
		Total Investments (Cost $1,042,111,854)**	128.7%	$1,042,348,159
		Other Assets and Liabilities — Net	(28.7)	(232,434,257)
		Net Assets	100.0%	$809,913,902

  *  Senior Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

  †  Bank Loans rated below Baa by Moody's Investor Services, Inc. are considered to be below investment grade.

  (1)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy code.

  (2)  Loan is on non-accrual basis.

  (3)  Trade pending settlement. Contract rates do not take effect until settlement date.

  (@)  Non-income producing security.

  (R)  Restricted security.

  **  For Federal Income Tax purposes cost of investments is $1,043,203,631.

    Net unrealized depreciation consists of the following:

Gross Unrealized Appreciation	$23,266,342
Gross Unrealized Depreciation	(24,121,814)
Net Unrealized Depreciation	$(855,472)

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 28, 2011 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 2/28/11
Asset Table
Investments, at value
Senior Loans	$—	$1,009,391,975	$3,550,214	$1,012,942,189
Other Corporate Debt	—	10,213,645	445,752	10,659,397
Equities and Other Assets	7,939,724	8,948,764	1,858,085	18,746,573
Total Investments, at value	$7,939,724	$1,028,554,384	$5,854,051	$1,042,348,159
Other Financial Instruments+
Unfunded Commitments	—	69,288	—	69,288
Total Assets	$7,939,724	$1,028,623,672	$5,854,051	$1,042,417,447
Liabilities Table Other Financial Instruments+
Forward foreign currency contracts	$—	$(1,882,520)	$—	$(1,882,520)
Total Liabilities	$—	$(1,882,520)	$—	$(1,882,520)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the year ended February 28, 2011:

	Beginning Balance at 02/28/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)
Senior Loans	$20,664,000	$—	$(24,600,000)	$—	$—	$3,936,000
Other Corporate Debt	—	—	—	—	—	—
Equities and Other Assets	6,033,554	1,505,759	(3,575,316)		971,331	376,594
Total	$26,697,554	$1,505,759	$(28,175,316)	$—	$971,331	$4,312,594

	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 2/28/11
Senior Loans	$3,550,214	$—	$3,550,214
Other Corporate Debt	445,752	—	445,752
Equities and Other Assets	151,988	(3,605,825)	1,858,085
Total	$4,147,954	$(3,605,825)	$5,854,051

As of February 28, 2011, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $81,060.

  ^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2011 (continued)

  +  Other Financial Instruments are securities or derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, unfunded committments and written options. Forward foreign currency contracts, futures and unfunded commitments are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their fair value at measurement date.

    Transfers in or out of Level 3 represents either the beginning value (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period. The Fund's policy is to recognize transfers between levels at the end of the reporting period.

At February 28, 2011 the following forward foreign currency contracts were outstanding for ING Senior Income Fund:

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation/ (Depreciation)
State Street Bank	Australian Dollar AUD 23,314,000	Sell	06/07/11	$23,057,779	$23,468,985	$(411,206)
State Street Bank	British Pound Sterling GBP 11,417,000	Sell	04/07/11	18,484,808	18,567,679	(82,871)
State Street Bank	British Pound Sterling GBP 4,960,000	Sell	05/06/11	7,885,309	8,064,014	(178,705)
State Street Bank	Euro EUR 54,320,000	Sell	04/07/11	74,030,182	74,944,158	(913,976)
State Street Bank	Euro EUR 8,090,000	Sell	05/06/11	11,066,635	11,157,478	(90,843)
State Street Bank	Euro EUR 4,000,000	Sell	06/07/11	5,487,960	5,513,911	(25,951)
State Street Bank	Sweden Kronor SEK 19,752,300	Sell	04/07/11	2,946,738	3,115,560	(168,822)
State Street Bank	Sweden Kronor SEK 4,801,700	Sell	06/07/11	744,753	754,899	(10,146)
				$143,704,164	$145,586,684	$(1,882,520)

See Accompanying Notes to Financial Statements

ING Senior Income Fund

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Registrant's website at www.ingfunds.com; and (3) on the SEC's website at www.sec.gov. Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant's website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available on the SEC's website at www.sec.gov. The Registrant's Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at (800) 992-0180.

ING Senior Income Fund

TAX INFORMATION (Unaudited)

Dividends paid during the year ended February 28, 2011 were as follows:

Class	Type	Per Share Amount
Class A	NII	$0.5704
Class B	NII	$0.5069
Class C	NII	$0.5069
Class I	NII	$0.5970
Class W	NII	$0.5970
All Classes	ROC	$0.0395

NII - Net investment income

ROC - Return of capital

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 94.29% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust's Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present) and Consultant (January 2005 - Present).	133	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum(3) (September 1989 - March 2006).	133	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	133	Wisconsin Energy Corp. (June 2006 - Present) and The Royce Fund (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	November 2007 - Present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP, an accounting firm, until July 2000.	133	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	February 2002 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	133	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	133	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	133	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	February 2002 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 - Present).	133	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

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TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Trustees who are "Interested Persons":

Robert W. Crispin(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	November 2007 - Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	133	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(4)(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	171	ING Capital Corporation, LLC (December 2005 - Present).

(1)  Directors serve until their successors are duly elected and qualified. The tenure of each Director is subject to the Board's retirement policy, which states that each "Independent Director" as defined in the 1940 Act shall retire from service as a Director at the conclusion of the first regularly scheduled meeting of the Board that is held after the Director reaches the age of 72. An unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  For the purposes of this table, "Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)  Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)  Messrs. Mathews and Crispin are deemed to be "interested persons" of the Fund as defined in the 1940 Act because of their affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Investments Distributor, LLC.

(5)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(6)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

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TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President Chief Compliance Officer	February 2002 - Present March 2011 - Present	Chief Compliance Officer of the ING Funds, Directed Services LLC(4) and ING Investments, LLC(2) (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007 - Present). Formerly, Executive Vice President, Head of Product Management, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President Chief Investment Risk Officer	August 2003 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	January 2001 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	August 2003 - Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(5) (April 2010 - Present);. Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(5) (August 1995 - April 2010)

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

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TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC(3) (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC(3) (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	Aug 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	Aug 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

Daniel A. Norman 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President and Treasurer	January 2001 - Present	Senior Vice President and Senior Portfolio Manager ING Investment Management Co. (November 1999 - Present).

Jeffrey A. Bakalar 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	January 2001 - Present	Senior Vice President ING Investment Management Co. (January 2000 - Present).

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TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years
Elliot A. Rosen 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	May 2002 - Present	Senior Vice President, ING Investment Management Co. (February 1999 - Present).

William H. Rivoir III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Senior Vice President and Assistant Secretary	January 2001 - Present	Senior Vice President ING Investment Management Co. (January 2004 - Present).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  Directed Services LLC is the successor in interest to Directed Services, Inc.

(5)  ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, ING Senior Income Fund's (the "Fund") existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the "Board") of the Fund, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Fund, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and approve them. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the "Advisory Contract") between ING Investments, LLC (the "Adviser") and the sub-advisory contract ("Sub-Advisory Contract") with ING Investment Management Co., the sub-adviser to the Fund (the "Sub-Adviser").

The Independent Trustees also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 18, 2010 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory and sub-advisory contracts for all the Funds were considered at the same Board meeting, the Trustees considered the Fund's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Fund's existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds' advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and the Investment Review Committees jointly provide oversight regarding, among other matters, investment performance. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund's relevant benchmark and/or selected peer group of investment companies ("Selected Peer Groups").

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Trustees' review of advisory and sub-advisory arrangements (including the Fund's Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Fund for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's Investment Review Committees review benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing contracts when considering the renewals of the Fund's Advisory and Sub-Advisory Contracts that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

managed funds in its Selected Peer Group, as well as information regarding the Fund's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund's benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Fund's) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Fund performance by the Fund's Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board's evaluations.

The Fund's Class A shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Class A shares were selected so that the Fund share class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds included in the Fund's Selected Peer Group were selected based upon criteria designed to mirror the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on the sub-advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the Investment Review Committees to assist the Board and the Investment Review Committees with their assessment of the investment performance of the funds in the ING Funds complex (including the Fund) on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board's Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the Investment Review Committees, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund's performance.

In considering the Fund's Advisory Contract, the Board also considered the extent of benefits provided to the Fund's shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of the Fund and other funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Fund's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Fund's operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of the Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Fund included its investment performance compared to the Fund's Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2010. In addition, the Board also considered at its November 18, 2010 meeting certain additional data regarding performance and Fund asset level as of September 30, 2010.

The Fund's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the fourth quintile for the year-to-date, three-year, and five-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management's representations regarding favorable Fund

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

performance during certain periods; (2) Management's confidence in the Sub-Adviser's ability to execute the Fund's investment strategy; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Trust's investment performance.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser if the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board considered the compensation under an Advisory Contract with a level advisory fee rate that does not include breakpoints, taking into account that the Fund is a closed-end fund. The Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Fund, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund.

The Board considered: (1) the fee structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations that closed-end funds have unique distribution

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

characteristics and their pricing structures are highly driven by the market and competitive environment at the time of their initial offering when their fee structures were established.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser and Sub-Adviser.

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund's operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory fee of the Adviser. The Board determined that the fees payable to the Adviser and the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Fund's investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Sub-Adviser

ING Investment Management Co.

230 Park Avenue

New York, New York 10169

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Institutional Investors and Analysts

Call ING Senior Income Fund

1-800-336-3436

Written Requests

Please mail all account inquiries and other comments to:

ING Senior Income Fund

c/o ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

AR-USIF

(0211-042611)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley and Peter S. Drotch are an audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)           Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $73,500 for the year ended February 28, 2011 and $66,000 for the year ended February 28, 2010.

(b)           Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,150 for the year ended February 28, 2011 and $2,150 for the year ended February 28, 2010.

(c)           Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $6,283 for the year ended February 28, 2011 and $5,315 for the year ended February 28, 2010.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)           All Other Fees:  None.

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

4

Last Approved:  September 29, 2010

5

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $13,000 per audit

(1)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services — See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	☒		Not to exceed $2,400 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses		☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,450 per quarter

7

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

8

Service	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

9

Appendix D
Pre-Approved Other Services for the Pre-Approval Period September 29 , 2010 through December 31, 2011

Service	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	☒	☒	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:            September 29. 2010 to December 31, 2011

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(e) (2)      Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,084,113 for the year ended February 28, 2011 and $2,011,031 for the year ended February 28, 2010.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

a.             The registrant has a separately-designated standing audit committee.  The members are J. Michael Earley, Patricia W. Chadwick and Peter S. Drotch.

b.             Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 3, 2011

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization.  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                     COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund

(1)          Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance  Committee with respect to any other Fund.

(2)          The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                                 DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder

(1)          The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

2

fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                                APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.                                   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold” or “Abstain”) on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or

3

service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.              Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely

4

access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

5

4.               Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research and Conflicts Reports.

VI.                                CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                            REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website.  The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the SEC’s website.  For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website.  If any feeder fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

6

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)   Sub-Adviser-Voted Series:  ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.              INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.            ROLES AND RESPONSIBILITIES

A.            Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.            Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

9

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.            Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such

10

instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.            Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or

11

restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.           VOTING PROCEDURES

A.            In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold” or “Abstain”) on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

12

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

13

4.     The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, as well as all applicable recommendations, analysis, research and Conflicts Reports.

IV.           ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.            Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING Investment Management (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.            Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

14

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.            REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on

15

behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two years in the Advisers’ office.

16

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President — Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Vice President and Senior Counsel, ING Funds

Effective as of January 1, 2010

17

EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.             INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                     GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.             The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely

19

independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  WITHHOLD support if two-year attendance cannot be ascertained from available disclosure.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote.  Rather than follow the Agent’s practice of withholding support from all incumbent nominees, responsibility will generally be assigned to the board chair or, if not standing for election, the lead director.  If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.  WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed its reasoning for not implementing the proposal.

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If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis.  Generally, vote FOR nominees when:

(1)                      The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)                      The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

Vote FOR inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                      Say on pay.  If shareholders have been provided with an advisory vote on executive compensation (say on pay), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns.  Issuers receiving negative recommendations on both director nominees and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(2)                      Tenure.  Where applicable and except as otherwise provided for herein, vote FOR nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(3)                      Pay for performance.  Consider nominees receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to

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shareholder value.  Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance, or has demonstrated that they are reasonably correlated, or when the increased compensation relates solely to a practice or practices (such as an increase in option awards or base salary) not deemed inherently problematic by the Agent.  Generally WITHHOLD support from nominees for structuring equity compensation such that pay is unreasonably insulated from performance conditions.

(4)                      Pay disparity.  Generally DO NOT WITHHOLD support from director nominees solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(5)                      Change in control provisions.  If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, vote FOR such nominees if mitigating provisions or board actions (e.g., clawbacks) are present, but generally WITHHOLD support if they are not.  If the Agent recommends withholding support from nominees in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist.  Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(6)                      Repricing.  If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace, buy back or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(7)                      Tax benefits.  If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(8)                      Director perquisites.  If the Agent recommends withholding support from nominees in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties and the company’s line of business.

(9)                      Incentive plans.  Generally WITHHOLD support from nominees in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because they are overly cash-based/lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.  Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items,

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and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(10)                Options backdating.  If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(11)                Independence from management.  Generally WITHHOLD support from nominees cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(12)                Multiple concerns.  If the Agent recommends withholding support from nominees in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(13)                Commitments.  Generally, vote FOR nominees receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(14)                Other.  If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)                      Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)                      Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)                      If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.  Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)                      If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

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Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                      WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)                      WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)                      Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)                      Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)                      When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.  If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the board’s process for determining the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total

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shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)                      Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)                      Maintains a dual class capital structure, imposes a supermajority vote requirement or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals:

•                  Asking that more than a simple majority of directors be independent.

•                  Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•                  Limiting the number of public company boards on which a director may serve.

•                  Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•                  Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•                  Limiting the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

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Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                      The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)                      Only if the director’s legal expenses would be covered.

2.             Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.             Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

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Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.             Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard, and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)                      Permits shareholders to call special meetings;

(2)                      Does not impose supermajority vote requirements; and

(3)                      Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

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Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.             Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

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Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote.

Generally, vote FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.             Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•      In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•      If the dissidents agree, the policy remains in place.

•      If the dissidents do not agree, the confidential voting policy is waived.

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Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, provided the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority standard, and provided such standard does not conflict with state law in which the company is incorporated.  For issuers with a history of significant corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

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Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.             Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally vote FOR:

•      Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•      Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•      Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•      Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•      Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such

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proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, when the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals when the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals.  This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote

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AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the Investment Professional(s) for a given Fund to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

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8.             Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•      Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•      Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•      Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to burn rate thresholds set by the Agent or matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•      Generally, vote AGAINST plans administered by potential grant recipients.

•      Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•      Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•      Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).

•      Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions,

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except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a

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CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control awards.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention.  Generally vote FOR such compensation arrangements if:

(1)       The primary considerations raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)       The issuer has provided adequate rationale and/or disclosure; or

(3)       Support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts or payments that include single trigger change in control provisions or do not require an actual change in control in order to be triggered, except that plans, contracts or payments with single triggers may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

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Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program and generally voting FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.  For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)                      Long-term incentive plans:  Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because they are cash-based or lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(2)                      Short-term incentive plans:  Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

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9.             State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.          Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

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11.          Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•                  Election of Directors

•                  Converting Closed-end Fund to Open-end Fund

•                  Proxy Contests

•                  Investment Advisory Agreements

•                  Preferred Stock Proposals

•                  1940 Act Policies

•                  Changing a Fundamental Restriction to a Nonfundamental Restriction

•                  Change Fundamental Investment Objective to Nonfundamental

•                  Name Rule Proposals

•                  Disposition of Assets/Termination/Liquidation

•                  Changes to the Charter Document

•                  Changing the Domicile of a Fund

•                  Change in Fund’s Subclassification

•                  Distribution Agreements

•                  Mergers

•                  Reimburse Shareholder for Expenses Incurred

•                  Terminate the Investment Advisor

12.          Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues:  ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value.  The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company.  The former

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may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines or penalties in connection with the relevant issue.  Such instances will be considered CASE-BY-CASE.  The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

13.                               Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission.  Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

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•                  the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited it use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.  Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply; in addition, nominees (or slates of nominees) will be voted AGAINST if they do not comply with regulatory requirements to disclose audit fees broken down by category.

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Negative recommendations from the Agent on slate ballots of nominees at Canadian issuers will be considered on a CASE-BY-CASE basis if the board is classified or the Agent cites other concerns not otherwise supported by these Guidelines, generally voting AGAINST when concerns relate to dual class capital structures or other anti-takeover/entrenchment devices.

Generally, vote FOR non-independent directors when the full board serves as the compensation or nominating committee, or the company does not have a compensation or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange.  Vote FOR non-independent directors who sit on the compensation or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•                  At listed subsidiary companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•                  At companies with a three-committee structure, generally vote AGAINST outside director nominees not deemed independent under the Agent’s standards; however, generally vote FOR affiliated outsiders if the board after the shareholder meeting is majority independent.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•                  Bundled slates of nominees (e.g., France, Hong Kong or Spain);

•                  Simultaneous reappointment of retiring directors (e.g., South Africa);

•                  In markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

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•                  Nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent (e.g., director terms longer than four years) indicate diminished accountability to shareholders and so dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  Culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function); and

•                  The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration

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practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

For issuers in markets in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.  For issuers in Canada, generally vote AGAINST a slate of nominees if one or more nominees fail the attendance Guideline, unless the Agent cites compelling reasons for supporting the slate (e.g., the issuer’s commitment to replace slate elections with individual elections within a year).

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

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Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees.  When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•                  The advance general meeting documents do not specify fees paid to non-executive directors;

•                  The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•                  It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are

45

disclosed.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST  proposals that:

•                  Exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•                  Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•                  Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•                  Permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

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•                  Provide for vesting upon change in control if deemed to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  Provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•                  Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•                  Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

•                  Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation; or

•                  Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if:

(1)                      The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation;

(2)                      The recipient’s overall compensation appears reasonable;

(3)                      Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                      The board and/or responsible committee meets exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)                      Permit practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

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(2)                      Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)                      Cite long-term incentive plans deemed to be inadequately based on equity awards (e.g., cash-based plans or plans lacking an appropriate equity component);

(4)                      Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)                      Include components, metrics or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)                      For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)                      Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)                      The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)                      The recipient’s overall compensation appears reasonable; and

(3)                      The board and/or responsible committee meets exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

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Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when responsibility for the actions can be reasonably attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

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Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange or market standards for independence.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards.  However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote FOR ratification of auditors or approval of auditors’ fees if it appears that remuneration for the non-audit work is not so lucrative as to taint the auditor’s independence.

In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

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Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.  In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

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Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  It is editorial in nature;

•                  Shareholder rights are protected;

•                  There is negligible or positive impact on shareholder value;

•                  Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type; or

•                  The company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  It reduces relevant disclosure to shareholders;

•                  It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

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•                  It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Fund’s portfolio:

Daniel A. Norman. Mr. Norman is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Norman was Senior Vice President and Portfolio Manager in the Senior Debt Group (since April 1995). Mr. Norman also serves as Senior Vice President and Treasurer of the Fund (since January 2001), and he serves as Senior Vice President and Treasurer of ING Prime Rate Trust, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Norman has co-managed the Fund with Jeffrey A. Bakalar and Curtis F. Lee since April of 2001.

Jeffrey A. Bakalar. Mr. Bakalar is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Bakalar was Senior Vice President and Portfolio Manager in the Senior Debt Group (since January 1998). Before joining ING Groep, Mr. Bakalar was Vice President of The First National Bank of Chicago (from 1994 to 1998). Mr. Bakalar also serves as Senior Vice President of the Fund (since January 2001) and as Senior Vice President of ING Prime Rate Trust, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Bakalar co-managed the Fund with Mr. Norman and Mr. Lee since April of 2001.

(a) (2) (i-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of February 28, 2011.

ING Senior Income Fund	Mutual Funds Registered Investment Companies	Trusts, Sep Accts and Stable Value Other Pooled Investment Vehicles and Alternative	Other Accounts, IIM Managed
Portfolio Manager	Number of Accts / Total Assets (rounded to nearest million)	Number of Accts / Total Assets (rounded to nearest million)	Number of Accts / Total Assets (rounded to nearest million)
Dan Norman	3/$2,335	10/$4,028	3/$2,165
Jeff Bakalar	3/$2,335	0/$0	0/$0

(a) (2) (iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.  Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

(a) (3) Compensation

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM’s performance, one- and three- year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan.  The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.  ING IM has a defined index, the Standard & Poor’s (“S&P’s”) LSTA Leveraged Loan Index and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by the team.  The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% revenue).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan.  Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose fixed base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a) (4) Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each team member as of February 28, 2011, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Manager	Dollar Range of Trust Shares Owned
Dan Norman	None
Jeff Bakalar	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

None

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board.  In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Senior Income Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 5, 2011

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 5, 2011